SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

TORRENT ENERGY CORPORATION

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

N/A

(2) Aggregate number of securities to which transaction applies:

N/A

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

N/A

(4) Proposed maximum aggregate value of transaction:

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☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee if offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

TORRENT ENERGY CORPORATION

One SW Columbia Street, Suite 640

Portland, Oregon 97258

November 3, 2006

To the Stockholders of Torrent Energy Corporation:

You are cordially invited to attend the annual meeting (the “Meeting”) of stockholders of Torrent Energy Corporation, a Colorado corporation, on Friday, December 8, 2006, at 1:00 p.m. (local time) at the Red Lion Hotel, North Umpqua Room, 1313 North Bayshore Drive, Coos Bay, Oregon.

The notice of annual meeting of stockholders and proxy statement, which describe the formal business to be conducted at the Meeting, are enclosed with this letter.

After reading the proxy statement, please promptly mark, sign and return the enclosed proxy card in the prepaid envelope (if mailing within the United States) to ensure that your shares will be represented. Alternatively, you may vote by telephone or internet, by following the instructions set out on the reverse side of the enclosed proxy card. Regardless of the number of shares of stock you own, your careful consideration of, and vote on, the matters before our stockholders are important.

Copies of our Annual Report on Form 10-KSB for the year ended March 31, 2006 and our Quarterly Report on Form 10-QSB for the period ended June 30, 2006 are also enclosed with this letter.

The board of directors and management look forwarding to seeing you at the annual meeting.

Sincerely,

/s/ John D. Carlson

John D. Carlson

President, Chief Executive Officer

and Director

TORRENT ENERGY CORPORATION

One SW Columbia Street, Suite 640

Portland, Oregon 97258

Notice of Annual and Special Meeting of Stockholders

to be Held on December 8, 2006

To the Stockholders of Torrent Energy Corporation:

NOTICE IS HEREBY GIVEN that Torrent Energy Corporation, a Colorado corporation, will hold its annual meeting of stockholders on Friday, December 8, 2006 at 1:00 p.m. (local time) at the Red Lion Hotel, North Umpqua Room, 1313 North Bayshore Drive, Coos Bay, Oregon. The annual meeting is being held for the following purposes:

1.	To elect John D. Carlson, William A. Lansing, George L. Hampton III, Michael Raleigh and Curtis Hartzler to serve as directors of our company;
2.	To ratify the appointment of Peterson Sullivan PLLC as the independent auditors of our company for the year ended March 31, 2006.
3.

To approve the amended 2006 equity incentive plan of our company to increase the maximum number of shares of our common stock reserved for issuance under the plan, including options currently outstanding, from 1,000,000 shares to 1,800,000 shares.

4.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Our board of directors recommends that you vote “for” each of the nominees and vote “for” each proposal.

Our board has fixed the close of business on November 3, 2006 as the record date for determining the stockholders entitled to notice of, and to vote at, the annual meeting or any adjournment or postponement of the annual meeting. At the annual meeting, each holder of record of shares of common stock, $0.001 par value per share, will be entitled to vote one vote per share of common stock held on each matter properly brought before the annual meeting.

Dated: November 3, 2006.

By Order of the Board of Directors,

/s/ John D. Carlson

John D. Carlson

President, Chief Executive Officer

and Director

IMPORTANT: Please complete, date, sign and promptly return the enclosed proxy card in the prepaid envelope (if mailing within the United States) to ensure that your shares will be represented. Alternatively, you may vote by telephone or internet, by following the instructions set out on the reverse side of the enclosed proxy card. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

TORRENT ENERGY CORPORATION

One SW Columbia Street, Suite 640

Portland, Oregon 97258

Proxy Statement for the Annual Meeting of Stockholders

The enclosed proxy is solicited on behalf of our board of directors for use at the annual meeting of stockholders to be held on Friday, December 8, 2006 at 1:00 p.m. (local time) or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement and in the accompanying notice of annual meeting and any business properly brought before the annual meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the annual meeting. This proxy statement, accompanying letter to stockholders, notice of annual meeting and proxy card are being mailed to stockholders entitled to vote at the annual meeting on or about November 14, 2006. Unless the context requires otherwise, references to “we”, “us”, “our” and “Torrent” refer to Torrent Energy Corporation.

GENERAL INFORMATION

Annual and Quarterly Reports

Our annual report on Form 10-KSB for the year ended March 31, 2006 and our quarterly report on Form 10-QSB for the quarter ended June 30, 2006 are enclosed with this proxy statement.

Who Can Vote

You are entitled to vote if you were a holder of record of shares of our common stock, $0.001 par value per share as of the close of business on November 3, 2006, being the record date. Your shares can be voted at the annual meeting only if you are present in person or represented by a valid proxy.

Shares Outstanding and Quorum

Holders of record of shares of common stock at the close of business on the record date will be entitled to receive notice of and vote at the annual meeting. At the annual meeting, each of the shares of common stock represented at the meeting will be entitled to one vote on each matter properly brought before the annual meeting. On the record date, there were 33,099,941 shares of common stock issued and outstanding.

In order to carry on the business of the annual meeting, we must have a quorum. Under our bylaws, stockholders representing a majority of the issued and outstanding shares entitled to vote, either present in person or by proxy, constitute a quorum.

Proxy Card and Revocation of Proxy

In voting, please specify your choices by marking the appropriate spaces on the enclosed proxy card, signing and dating the proxy card and returning it in the accompanying envelope. If no directions are given and the signed proxy is returned, the proxy holders will vote the shares in favor of proposals 1, 2 and 3 and at their discretion on any other matters that may properly come before the annual meeting. Our board knows of no other business that will be presented for consideration at the annual meeting. As no stockholder proposals or nominations were received by us on a timely basis, no such matters may be brought at the annual meeting.

Any stockholder giving a proxy has the power to revoke the proxy at any time before the proxy is voted. In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the stockholder or by his attorney authorized in writing, or, if the stockholder is a corporation, under its corporate

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seal or by an officer or attorney thereof duly authorized, and deposited at the offices of our transfer agent, Computershare Trust Company, Inc., 350 Indiana Street, Suite 800, Golden, Colorado, 80401, at any time up to and including the last business day preceding the day of the annual meeting, or any adjournment thereof, or with the chairman of the annual meeting on the day of the annual meeting. Attendance at the annual meeting will not in and of itself constitute revocation of a proxy.

Voting of Shares

Stockholders of record on November 3, 2006 are entitled to one vote for each share of common stock held on all matters to be voted upon at the annual meeting. You may vote in person or by completing and mailing the enclosed proxy card. Alternatively, you may vote by telephone or internet, by following the instructions set out on the reverse side of the enclosed proxy card. All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the annual meeting, and not revoked or superseded, will be voted at the annual meeting in accordance with the instructions indicated on those proxies. YOUR VOTE IS IMPORTANT.

Counting of Votes

All votes will be tabulated by the inspector of election appointed for the annual meeting, who will separately tabulate affirmative and negative votes and abstentions. Shares represented by proxies that reflect abstentions as to a particular proposal will be counted as present and entitled to vote for purposes of determining a quorum. An abstention is counted as a vote against that proposal. Shares represented by proxies that reflect a broker “non-vote” will be counted as present and entitled to vote for purposes of determining a quorum. A broker “non-vote” will be treated as unvoted for purposes of determining approval of a proposal and will not be counted as “for” or “against” that proposal. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority or does not have instructions from the beneficial owner.

Solicitation of Proxies

This solicitation of proxies is made on behalf of Torrent Energy Corporation. We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, depositories, fiduciaries and custodians holding shares of common stock in their names that are beneficially owned by others to forward to these beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners of the shares of common stock. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services.

PROPOSAL 1

ELECTION OF DIRECTORS

Our bylaws provide for our board of directors the authority to establish, increase or decrease the number of directors. Our company must consist of at least one director and no more than seven directors. We currently operate with a board of five directors. The nominees for election at the annual meeting to fill the positions on the board are John D. Carlson, William A. Lansing, George L. Hampton III, Michael Raleigh and Curtis Hartzler. If elected, the nominees will serve as directors until the next annual meeting of stockholders, or until their successors are elected and qualified. If a nominee declines to serve or becomes unavailable for any reason, the proxies may be voted for such substitute nominee as the proxy holders may designate.

The Board of Directors unanimously recommends a vote “FOR” the nominees, John D. Carlson, William A. Lansing, George L. Hampton III, Michael Raleigh and Curtis Hartzler.

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PROPOSAL 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT AUDITOR

On March 28, 2006, we decided to engage new auditors as our independent auditors to audit our financial statements. Our Board of Directors approved the change of auditors to Peterson Sullivan PLLC, an independent registered firm of Certified Public Accountants. The decision to change accountants was based on the determination by the Company’s Board of Directors to attempt to improve its ability to file timely quarterly and annual reports. The Company believes that Peterson Sullivan PLLC’s experience in reviewing and auditing the financial statements of oil and gas issuers will assist the Company in making timely filings.

Stockholder ratification of the appointment of Peterson Sullivan PLLC as our independent auditors is not required by our bylaws or otherwise. However, the board is submitting the selection of Peterson Sullivan PLLC to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, the board will reconsider whether or not to retain that firm. Even if the selection is ratified, the board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the board determines that such a change would be in the best interests of our company and its stockholders.

Our board has considered and determined that the services provided by Peterson Sullivan PLLC are compatible with maintaining the principal accountant’s independence.

Representatives of Peterson Sullivan PLLC are not expected to be present at the annual meeting.

The Board of Directors unanimously recommends a vote “FOR” the ratification of the appointment of Peterson Sullivan PLLC as our independent auditors for the fiscal year ended March 31, 2006.

PROPOSAL 3

APPROVAL OF AMENDED 2006 EQUITY INCENTIVE PLAN

Our company currently has an equity incentive plan that was approved by our board of directors on May 1, 2006. The plan reserved 1,000,000 shares of our common stock for issuance pursuant to incentive stock options granted under the plan.

On September 22, 2006, the board approved an amendment to its 2006 equity incentive plan, a copy of which is attached hereto as Schedule “A”. The amended plan increases the maximum number of shares of common stock reserved for issuance from 1,000,000 to 1,800,000 shares of common stock. This number of shares includes previously granted options to purchase up to 725,000 shares of common stock, subject to the approval of the stockholders of the amended plan.

The amended plan will govern the granting of options to our executives, employees and outside consultants and advisors. The purpose of the amended plan is to provide long-term performance incentives to those key employees and consultants of our company and our subsidiaries who are largely responsible for the management, growth and protection of the business of our company and our subsidiaries. Our board of directors believes that it is in the best interests of our company to approve the amended plan, so that we can continue to attract and retain the services of those persons essential to our growth and financial success.

The Board of Directors unanimously recommends a vote “FOR” the Amended 2006 Equity Incentive Plan.

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DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the names, positions and ages of our current executive officers and directors. All of our directors serve until the next annual meeting of stockholders or until their successors are elected and qualify. The board of directors appoints officers and their terms of office are, except to the extent governed by employment contract, at the discretion of the board of directors.

Name	Position Held with our Company	Age	Date First Elected or Appointed
John D. Carlson	President, Chief Executive Officer and Director	52	June 30, 2004
William A. Lansing	Chairman and Director	60	May 2, 2006
George L. Hampton III	Director	52	August 3, 2004
Michael D. Fowler	Chief Financial Officer, Treasurer and Secretary	63	January 16, 2006
Michael Raleigh	Director	50	October 6, 2006
Curtis Hartzler	Director	60	October 6, 2006

The board of directors of our company met eighteen times during the year ended March 31, 2006.

DESCRIPTION OF SECURITIES

We are authorized to issue 100,000,000 common shares with a par value of $0.001. As at November 3, 2006, we had 33,099,941 common shares issued and outstanding. Upon liquidation, dissolution or winding up of the corporation, the holders of common stock are entitled to share ratably in all net assets available for distribution to stockholders after payment to creditors. The common stock is not convertible or redeemable and has no pre-emptive, subscription or conversion rights. Each outstanding share of common stock is entitled to one vote on all matters submitted to a vote of stockholders. There are no cumulative voting rights.

The holders of outstanding shares of common stock are entitled to receive dividends out of assets legally available therefore at such times and in such amounts as our board of directors may from time to time determine. Holders of common stock will share equally on a per share basis in any dividend declared by the board of directors. We have not paid any dividends on our common stock and do not anticipate paying any cash dividends on such stock in the foreseeable future.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Principal Stockholders

The following table sets forth, as of November 3, 2006, certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock and by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
John D. Carlson Box 13, Site 8, RR #1 Priddis, Alberta, Canada, T0L 1W0	307,500(2)	0.90%

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Michael D. Fowler 17385 Wall Street Lake Oswego, Oregon, USA, 97034	125,000(3)	0.37%
George L. Hampton III 11 Inverness Way South Englewood, Colorado, USA, 80112	920,000(4)	2.71%
William A. Lansing 93962 Bridge View Lane North Bend, Oregon, USA, 97459	155,000(5)	0.46%
Curtis Hartzler 49 Tuscany Estates Cres NW Calgary, AB T3L 0B2	62,500(6)	0.18%
Michael Raleigh Suite 550, 10000 Memorial Drive Houston TX 77024	62,500(7)	0.18%
Directors and Executive Officers as a group	1,632,500 common shares	4.80%

Notes:

(1)            Based on 33,099,941 shares of common stock issued and outstanding as of November 3, 2006. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

(2)	Includes 257,500 incentive stock options exercisable within 60 days.
(3)	Includes 125,500 incentive stock options exercisable within 60 days.
(4)	Includes 245,000 incentive stock options exercisable within 60 days.
(5)	Includes 150,000 incentive stock options exercisable within 60 days.
(6)	Includes 62,500 incentive stock options exercisable within 60 days.
(7)	Includes 62,500 incentive stock options exercisable within 60 days.

The following is a brief biographical summary for each person nominated for election to the board.

John D. Carlson, President, Chief Executive Officer and Director

John D. Carlson became president and chief executive officer of our company on January 16, 2006 and has been a director since June 2004. Mr. Carlson has also been chief operating officer of our company's wholly owned subsidiary, Methane Energy Corp. since May 2005 and a director since January 2006. Mr. Carlson was also appointed director of our wholly owned subsidiary, Cascadia Energy Corp. in January 2006.

Mr. Carlson brings to our company over twenty-five years experience as a registered professional petroleum engineer with work experience ranging from Amoco Canada to Sproule Associates Ltd. to several private and public oil and gas companies in Alberta. Since June 2005, Mr. Carlson has been a director of Triangle Petroleum Corporation. From February 2004 to July 2004, Mr. Carlson was president and a director of Pacific Rodera Energy Inc., a Calgary-based oil and gas exploration and development company. From September 2003 to January 2004, Mr. Carlson was vice president, operations for Pacific Rodera Energy Inc. From September 2001 to December 2003, Mr. Carlson was president of Samson Oil and Gas Inc., a Hobbema, Alberta-based oil and gas exploration and development company where he was also general manager from January 2001 to August 2001. From 1984 to 2000, Mr. Carlson was an associate and senior petroleum engineer for Sproule Associates, Ltd. Mr. Carlson received a Bachelor of Science degree in civil engineering from the University of Calgary in 1977.

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William A. Lansing, Director

William A. Lansing has been a director since May 2, 2006 and was appointed the chairman of the board of the Company on October 6, 2006. Mr. Lansing has extensive experience in the forest products industry in senior executive roles. From 2001 to April 2006, Mr. Lansing served as president, chief executive officer and a director of Menasha Forest Products Corporation. From 1970 to 2001, he was involved with Menasha Corporation, a family-owned multi-product company that is located in 23 states and foreign countries. Mr. Lansing took on various roles at Menasha Corporation including research forester from 1970 to 1973, chief forester from 1973 to 1975, assistant general manager from 1975 to 1978, general manager from 1978 to 1982, vice president and general manager from 1982 to 1995, and president from 1995 to 2001. Mr. Lansing received his Bachelor of Science degree from Humboldt State University in 1967 and a master of finance degree from Yale University in 1970 as well as completed postgraduate advanced management programs at Stanford University.

George L. Hampton III, Director

George L. Hampton III has been a director of the Company since August 2004. From 1994 to 1997, and from 2000 to present, Mr. Hampton has been a partner of GeoTrends-Hampton International, LLC, a coalbed methane exploration company based out of the Pacific Northwest. From 1998 to May 2005, Mr. Hampton was a member and geologic consultant for Hampton, Waechter & Associates, LLC, a Denver, Colorado-based geological company. Since June 1986, Mr. Hampton has been president and chief geological consultant for Hampton & Associates, Inc., a Denver, Colorado-based coalbed methane exploration company. From April 1998 to April 1999, Mr. Hampton was project manager and senior geologist for Pennaco Energy Corporation, a Denver, Colorado-based coalbed methane exploration company. From 1996 to 1997, Mr. Hampton was chief geologist for Thermal Energy Corporation, a Tulsa, Oklahoma-based coalbed methane exploration company. From 1995 to 2001, Mr. Hampton was founding partner and technical manager of Cairn Point Publishing, Inc., a Denver, Colorado-based publishing company that published International Coal Seam Gas Directory (1996) and The International Coal Seam Gas Report (1997). Mr. Hampton has written and co-written a half-dozen articles on coalbed methane exploration and has provided testimony before several state oil and gas commissions. Mr. Hampton received a Bachelor of Science degree in geology from Brigham Young University in 1977 and a Masters of Science degree in geology from Brigham Young University in 1979.

Michael Raleigh, Director

Michael Raleigh has been a director of the Company since October 6, 2006 and has over twenty-seven years of experience in the oil and gas industry. Since 2005 Mr. Raleigh has served as managing director of Domain Energy Advisors, an advisory service firm providing technical and commercial expertise to independently managed funds investing in private and public small capitalization exploration and production companies. From 1985 through 2004, Mr. Raleigh was affiliated with Schlumberger Oilfield Services and served in a variety of senior technical advisory roles providing petroleum engineering, management and business development expertise for projects ranging across North and South America, the United Kingdom North Sea, Russia, the Caspian Sea and the Middle East. Mr. Raleigh holds a 1979 Bachelor of Science degree in Chemical Engineering from Queen’s University in Ontario, Canada and an MBA from the University of Colorado awarded in 1993.

Curtis Hartzler, Director

Curtis Hartzler has been a director of the Company since October 6, 2006. Mr. Hartzler has over thirty-four years of oil and gas industry experience, having served in an executive capacity for both public and private resource companies in Calgary, Alberta. Since 2005, Mr. Hartzler has served as president of G2 Resources Ltd., a Calgary-based public oil and gas company. From 2003 to 2005, he was the president of Goose River Resources Ltd., also a Calgary-based public oil and gas company. Prior thereto, Mr. Hartzler’s experience includes advisory board service with Rosetta Exploration Ltd. from 2001 to 2004 and service as a director of Epic Oil & Gas Ltd., a public company which held CBM leases in Washington state. He was president of Birchill Resources Ltd., a private oil and gas company from 1991 to 2000. Mr. Hartzler received a degree in mechanical engineering from the University of Calgary in 1972.

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Significant Employees

The following table sets forth the names, positions and ages of the current significant employees of our subsidiary, Methane Energy Corp.

Name	Position Held with our Subsidiary, Methane Energy Corp.	Age	Date First Elected or Appointed
Steve Pappajohn(1)	President	53	April 30, 2004
Tom Kerestes(2)	Vice President, Operations	47	May 1, 2005
John D. Carlson(3)	Chief Operating Officer Chief Executive Officer Director	52	April 25, 2005 August 16, 2006 January 16, 2006
David J. May(4)	Vice President, Exploration	55	October 15, 2005
Michael D. Fowler(5)	Chief Financial Officer, Treasurer and Secretary	63	January 16, 2006
Roger Canady(6)	Vice President, Land	66	August 16, 2006
(1)	Mr. Pappajohn is also the president of our subsidiary, Cascadia Energy Corp.
(2)	Mr. Kerestes is also the Vice President, Operations of our subsidiary, Cascadia Energy Corp.
(3)	Mr. Carlson is also the Chief Executive Officer and a director of our subsidiary, Cascadia Energy Corp.
(4)	Mr. May is also the Vice President, Exploration of our subsidiary, Cascadia Energy Corp.
(5)	Mr. Fowler is also the Chief Financial Officer, Secretary and Treasurer of our subsidiary, Cascadia Energy Corp.
(6)	Mr. Canaday is also the Vice President, Land of our subsidiary, Cascadia Energy Corp.

The following is a brief biographical summary for each significant employee of our subsidiary, Methane Energy Corp.

Steve Pappajohn, President

Steve Pappajohn has been the president of Methane since April 2004. He has over of twenty-five years experience in the oil and gas industry. From 1978 to 1984, Mr. Pappajohn worked as an exploration geologist with Amoco Oil & Gas Corp. He then founded GeoTrends, Inc. in 1984 and currently consults to various companies such as Texaco, Amoco, Washington Natural Gas, etc. Mr. Pappajohn has been actively involved with the Coos County coalbed methane project since the mid-1980s. In 1995, he and George L. Hampton III formed GeoTrends-Hampton International, LLC to develop unconventional energy projects, including the Coos Bay prospect. Mr. Pappajohn received a bachelor of arts in secondary education from the University of Hartford in 1974 and a master of science in geology from San Diego State University in 1979.

Michael D. Fowler, Chief Financial Officer, Treasurer and Secretary

Michael Fowler became the chief financial officer, treasurer and secretary of our company on January 16, 2006 and has been providing consulting services to our company since September 2005. Mr. Fowler was also appointed chief financial officer, treasurer and secretary of our wholly-owned subsidiaries, Methane Energy Corp. and Cascadia Energy Corp., effective January 16, 2006.

Mr. Fowler brings to our company 30 years of senior financial management experience from a variety of companies including Northwest Energy Company, Grand Valley Gas Company, First Interstate Bank of Utah, Pacific West

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Bank and Tatum LLC. From April 2000 to November 2000, Mr. Fowler served as chief financial officer of Asphalt Exchange Inc., a startup e-commerce operation. From April 2001 to December 2002, he served as chief financial officer of Wellpartner Inc., a mail-order/on-line pharmacy operation. From February 2003 to November 2005, Mr. Fowler acted as consultant to various companies including Vanguard National Mortgage, MILA Financial Inc., Qsent, Inc., United Pacific Mortgage, Inc., Schnitzer Steel Corporation, Portland Teachers Credit Union, Endovascular Instruments, Inc., Apex Construction Systems, Inc. and Swan Island Networks, Inc. From July 2004 to November 2005, Mr. Fowler was part-time chief financial officer for Pacific West Bank, a startup state-chartered bank. Mr. Fowler has more than twelve years of public company, senior financial management experience in various segments of the energy industry. He holds a master of business administration and a bachelor of sciences electrical engineering.

Tom Kerestes, Vice President, Operations

Mr. Kerestes has been vice president, operations of Methane since May 2005 and he is directly responsible for Methane’s drilling program in Coos Bay, Oregon. He has twenty-five years of experience as a drilling engineer/superintendent with technical and operational knowledge over all facets of drilling and completion. He commenced his career with Gulf Canada Resources as a drilling technologist and a well site drilling supervisor from 1980 to 1986. Mr. Kerestes worked as a wellsite drilling supervisor for Pajak Engineering from 1986 to 1987, then as a senior drilling/completion technologist for Co-Enerco from 1987 to 1990. From 1987 to June 1996, he worked as a drilling superintendent for Penzoil Canada Inc. and as a drilling manager for Beau Canada Exploration Ltd. from June 1996 to June 1998. Mr. Kerestes then worked as a drilling engineer for Post Energy Corporation from June 1998 to July 2001, and as a drilling superintendent for Husky Energy from August 2001 to March 2002. From March 2002 to July 2003, he worked as a drilling superintendent for Keywest Energy Corp and as a drilling manager for Atlas Energy Ltd. from July 2003 to January 2005. Just prior to joining Methane, he was a drilling superintendent for Compton Petroleum Corp. Mr. Kerestes graduated in 1980 from the Northern Alberta Institute of Technology from its mechanical industrial engineering technology program.

David J. May, Vice President, Exploration

Mr. May joined Methane Energy Corp. in October 2005 and has over twenty-nine years of oil and gas experience encompassing all aspects of exploration and production. From 2003 to 2005 Mr. May was a senior staff geoscientist with J.M. Huber Corporation. From 1983 to 2003, he worked as an independent geologic consultant providing technical and business guidance to companies including J.M. Huber Corporation, Barrett Resources Corporation, The Rim Companies, Arco Oil and Gas Company, Western States Minerals Corporation, Colorado Geological Survey, First Dynasty Mines and Noranda Exploration. Mr. May holds a Bachelor of Science degree from the University of Texas at Austin awarded in 1976.

Roger Canady, Vice President, Land

Mr. Canady joined Methane in October 2005 and has over thirty-five years of diverse industry land experience in many producing areas of the U.S. and offshore areas of California and the Gulf Coast. He has held senior land management positions with Oryx Energy, Sun Exploration and Production, Union Oil and Nuevo Energy. Mr. Canady earned his Associate of Arts Degree from Bakersfield JC and attended University of Los Angeles UCLA.

Family Relationships

There are no family relationships among our directors or officers.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We have not been a party to any transaction, proposed transaction, or series of transactions in which the amount involved exceeds $60,000, and in which, to our knowledge, any of our directors, officers, five percent beneficial security holder, or any member of the immediate family of the foregoing persons has had or will have a direct or indirect material interest.

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INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

During the most recently completed fiscal year ended March 31, 2006, no director, nominee for director or any immediate family member of a director or nominee for director of our company has been indebted to our company or any of our subsidiaries in an amount in excess of $60,000, nor has any of these individuals been indebted to another entity which indebtedness is the subject of a guarantee, support in agreement, letter of credit or other similar arrangement or understanding provided by our company or any of our subsidiaries.

Section 16(a) Beneficial Ownership Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common stock and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by the Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) reports they file.

To the best of our knowledge, all executive officers, directors and greater than 10% shareholders filed the required reports in a timely manner.

Involvement in Certain Legal Proceedings

Our directors, executive officers and control persons have not been involved in any of the following events during the past five years:

(1)	any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;
(2)	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
(3)

being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

(4)

being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Corporate Governance

During the past few months, we have been considering a listing on the American Stock and Options Exchange (“AMEX”), a US stock exchange which we believe may provide our company and our business with access to capital in addition to that already available to us through the U.S. over-the-counter market where our common shares are currently quoted. In order to qualify for a listing on AMEX, we will be required to adopt and comply with certain corporate governance charters and policies. In addition, we, like many public companies, have addressed the rapidly changing corporate governance environment in the United States by reviewing our policies and procedures and, where appropriate, adopting new practices. In connection with these corporate governance initiatives and our planned listing on AMEX, we have formalized our principles of corporate governance by taking the following actions:

•	nominated and appointed two directors to our board of directors who qualify as “independent” directors under the rules of AMEX, U.S. federal securities laws and SEC regulation;

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•	formed an audit committee comprised of independent directors and adopted a written audit committee charter that complies with the rules of AMEX, U.S. federal securities laws and SEC regulation;
•

formed a nominating committee comprised of independent directors and adopted a written nominating committee charter that complies with the rules of AMEX, U.S. federal securities laws and SEC regulation;

•

formed a compensation committee comprised of independent directors and adopted a written compensation committee charter that complies with the rules of AMEX, U.S. federal securities laws and SEC regulation; and

•	adopted our Code of Ethics and Business Conduct of Officers, Directors and Employees that complies with the rules of AMEX, U.S. federal securities laws and SEC regulation.

Director Independence

Our board of directors has determined that each of William A. Lansing, Curtis Hartzler and Michael Raleigh has no material relationship with us and each is independent as contemplated by both the SEC and AMEX director independence standards. In this regard, none of Mr. Lansing, Mr. Hartzler or Mr. Raleigh are employees, officers, control persons or members of our company’s independent auditors for our company or our subsidiaries. John D. Carlson does not meet the aforementioned independence standards because he is the President and CEO of our company. George L. Hampton III does not meet the aforementioned independence standards because he has received annual compensation for his services in excess of $60,000 in the past three years.

Board Committees

Our board of directors has established an audit committee, a compensation committee and a nominating committee. Other committees may be established by our board of directors from time to time. The following is a description of each of the committees and their composition.

Audit Committee. Our audit committee consists of three directors: Mr. Lansing (chairman), Mr. Hartzler and Mr. Raleigh. Our board of directors has determined that:

•

William A. Lansing is, in the judgment of the Board, an “audit committee financial expert” as defined in Item 401(e)(2) of Regulation S-B, promulgated by the Securities and Exchange Commission pursuant to the Securities Act of 1933; and

•

all of the members of our audit committee: (i) are “independent” under AMEX independence standards, (ii) meet the criteria for independence as set forth in the Securities Exchange Act of 1934, (iii) have not participated in the preparation of our financial statements at any time during the past three years, and (iv) are able to read and understand financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by our financial statements.

Our audit committee operates pursuant to a written charter adopted by our board of directors, a copy of which is attached as Exhibit A to this proxy statement. Among other things, the charter calls upon the audit committee to:

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•	assist our board of directors in fulfilling its oversight responsibilities relating to:
•

the quality and integrity of our financial statements, financial reporting process and systems of internal controls and disclosure controls regarding risk management, finance, accounting, and legal and regulatory compliance;

•	the independence and qualifications of our independent accountants and review of the audit efforts of our independent accountants and internal auditing department; and
•	the development and implementation of policies and processes regarding corporate governance matters.
•	provide an open avenue of communication between the internal auditing department, the independent accountants, our financial and senior management and our board of directors.
•	prepare the report required to be prepared by our audit committee pursuant to the rules of the Securities and Exchange Commission for inclusion in our company’s annual proxy statement

It is not the duty of our audit committee to determine that our financial statements are complete and accurate and in accordance with generally accepted accounting principles. Our management is responsible for preparing our financial statements, and our independent registered public accounting firm is responsible for auditing those financial statements. Our audit committee does, however, consult with management and our independent registered public accounting firm prior to the presentation of financial statements to stockholders and, as appropriate, initiates inquiries into various aspects of our financial affairs. In addition, our audit committee is responsible for retaining, evaluating and, if appropriate, recommending the termination of our independent registered public accounting firm and approving professional services provided by them.

Having been formed in November 2006, the audit committee did not meet during the year ended March 31, 2006.

Compensation Committee. Our compensation committee consists of three members: Mr. Lansing (chairman), Mr. Raleigh and Mr. Hartzler. Our board of directors has determined that all of the compensation committee members qualify as:

•	“independent” under AMEX and SEC independence standards; and
•	“non-employee directors” under Exchange Act Rule 16b-3;

Our compensation committee operates pursuant to a written charter adopted by our board of directors, a copy of which is attached as Exhibit B to this proxy statement. Among other things, the charter calls upon the compensation committee to:

•	oversee our compensation and benefit plans, policies and practices, including our executive compensation plans and incentive-compensation and equity-based plans;
•	produce an annual report on executive compensation for inclusion in our annual report or proxy statement if required by applicable securities laws; and
•	monitor and evaluate, at our compensation committee’s sole discretion, matters relating to the compensation and benefits structure of our company.

Having been formed in November 2006, our compensation committee did not meet during the year ended March 31, 2006.

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Nominating Committee. Our nominating committee consists of three members: Mr. Lansing, Mr. Raleigh and Mr. Hartzler. Our board of directors has determined that all members of the nominating committee qualify as “independent” under AMEX and SEC independence standards.

Our nominating committee operates pursuant to a written charter adopted by our board of directors, a copy of which is attached as Exhibit C to this proxy statement. Among other things, the charter calls upon our nominating committee to:

•

identify individuals qualified to become directors on our board of directors or any of our committees, consistent with criteria approved by our board of directors, and to select, or to recommend that our board of directors select, such director nominees, whether at the next annual meeting of the shareholders or otherwise;

•

periodically evaluate the qualifications and independence of each director on our board of directors or our various committees and recommend to our board of directors, as our nominating committee may deem appropriate, any recommended changes in the composition of our board of directors or any of our committees;

•	develop and recommend to our board of directors corporate governance principles applicable to our company; and
•	annually assess the performance of our board of directors.

Having been formed in November 2006, the nominating committee did not meet during the year ended March 31, 2006.

Board Qualification and Selection Process

Our nominating committee reviews, evaluates and proposes prospective candidates for our board of directors. The nominating committee recommends director nominees for selection to our board of directors and our board of directors selects the nominees for election as directors. Each member of our board of directors should posses the highest personal and professional ethics and integrity and be devoted to representing our best interests and the best interests of our stockholders. The goal of the governance and nominating committee is to main a strong and experienced board by continually assessing each director’s background, skills, expertise, accessibility and availability to serve effectively on our board.

Composition. In November, 2006, the audit committee of our board of directors was formed with its current members. The audit committee is comprised of three independent directors and operates under a written charter adopted by our board of directors. Each member of the audit committee (i) meets the criteria for independence as set forth in the Exchange Act, (ii) has not participated in the preparation of our financial statement at any time during the past three years and (iii) is able to read and understand fundamental financial statements.

Responsibilities. The responsibilities of the audit committee include recommending to our board of directors an accounting firm to be engaged as our independent registered public accounting firm. Our management has primary responsibility for our internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The audit committee’s responsibility is to oversee these processes and activities. Because our audit committee was only formed in October, 2006, the audit committee has not yet met.

Additional Governance Matters

Corporate Code of Conduct. Our board of directors has established a Code of Ethics and Business Conduct of Officers, Directors and Employees which applies to all of our officers, directors and employees. The Code of Ethics is intended to meet the requirements for a code of ethics under the Sarbanes-Oxley Act of 2002, or “SOX”, and

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AMEX requirements, and is specifically applicable to our principal executive officer, principal financial and accounting officer and controller or persons performing similar functions. Among other matters, the Code of Ethics is designed to deter wrongdoing and to promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
•	ethical and fair dealing with our financial institutions, suppliers, vendors, competitors, agents and employees;
•	full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;
•	compliance with applicable governmental laws, rules and regulations;
•	lawful and ethical conduct when dealing with public officials and government entities;
•	prompt internal reporting of violations of the Corporate Code of Conduct to appropriate persons identified in the code; and
•	accountability for adherence to the Code of Ethics.

Public Availability of Corporate Governance Documents. Our key corporate governance documents, including our Code of Ethics and the charters of our audit committee, compensation committee and nominating committee are:

•	available in print to any stockholder who requests them from our corporate secretary; and
•	certain of them are or will be filed as exhibits to our securities filings with the SEC.

EXECUTIVE COMPENSATION

Compensation of Executive Officers

The following tables set forth certain information regarding our chief executive officer and each of our most highly-compensated executive officers whose total annual salary and bonus for the fiscal years ending March 31, 2006, 2005 and 2004 exceeded $100,000:

SUMMARY COMPENSATION TABLE
		Annual Compensation			Long Term Compensation (1)
					Awards		Payouts
Name & Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compen-sation	Restricted Stock Awards ($)	Options SARs (#)	LTIP Payouts ($)	All Other Compen- sation
John D. Carlson(1) president and chief executive officer	2006 2005 2004	157,627(1) - -	- - -	10,000(2) 2,500(2) -	- - -	200,000(3) 45,000(4) -	- - -	- - -
Mark Gustafson(5) chairman, and past president, chief executive officer and acting chief financial officer	2006 2005 2004	152,261(5) 60,990(5) -	- - -	5,000(6) 2,500(6) -	- - -	400,000(7) 540,000(8) -	- - -	- - -
Michael D. Fowler(9) chief financial officer, treasurer and secretary	2006 2005 2004	45,000(9) (10) - -	5,000(9) - -	- - -	- - -	250,000(9) - -	- - -	- - -

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Thomas E. Mills(11) past president, chief executive officer, chief financial officer and secretary	2006 2005 2004	- - -	- - -	- - 19,804(12)	- - -	- - -	- - -	- - -
(1)

John D. Carlson became our president and chief executive officer on January 16, 2006. On January 16, 2006, we entered into a letter of employment with Mr. Carlson where we agreed to pay him an annual base salary of $200,000 commencing January 16, 2006. Of the $157,627 that was paid to Mr. Carlson during the year ended March 31, 2006, $41,667 relates to annual salary and $115,960 relates to payments for consulting services prior to his appointment as president and chief executive officer.

(2)	John D. Carlson was paid a retainer of $2,500 in fiscal 2005 and $10,000 in fiscal 2006 as compensation for acting as a director of our company.
(3)

We granted to Mr. Carlson stock options to purchase 200,000 shares of our common stock on April 1, 2005 as an incentive for acting as a director of our company. The options are exercisable at a price of $1.25 per share until April 1, 2010. These options vest over 18 months, as to 25% immediately and 25% every six months until September 17, 2006.

(4)

We granted to Mr. Carlson stock options to purchase up to 45,000 shares of our common stock on August 3, 2004 as an incentive for acting as a director of our company. The options are exercisable at a price of $0.50 per share until August 3, 2009. These options vest over 18 months, as to 25% immediately and 25% every six months until December 31, 2005.

(5)

Mark Gustafson is our chairman and a director since September 21, 2004. He was also our president, chief executive officer, acting chief financial officer from September 21, 2004 to January 16 2006. On December 17, 2004, we entered into a consulting agreement with MGG Consulting (wholly-owned by Mr. Gustafson), to provide for services as our president, chief executive officer and acting chief financial officer. We agreed to pay MGG Consulting $8,000 per month commencing December 1, 2004 unless terminated at any time by either party upon written notice. We then entered into a consulting agreement with MGG Consulting on January 1, 2005 whereby the agreement was revised to pay MGG Consulting the sum of $1,000 per day commencing January 1, 2005. Effective April 1, 2005, the agreement was again amended to reduce the compensation rate to $800 per day. Effective January 16, 2006, the compensation rate was restored to $1,000 per day, which is his current rate of compensation for service as our chairman and director. Mr. Gustafson resigned as our president, chief executive officer and acting chief financial officer on January 13, 2006 and resigned as our chairman of the board of directors effective October 6, 2006. Please also refer to Item 12 – Certain Relationships and Related Transactions in this annual report.

(6)	Mark Gustafson was paid a retainer of $2,500 for the year ended March 31, 2005 and $5,000 for the year ended March 31, 2006 as compensation for acting as a director of our company.
(7)

We granted to Mr. Gustafson stock options to purchase up to 400,000 shares of our common stock on April 1, 2005 as compensation for services as our president, chief executive officer and acting chief financial officer. The options are exercisable at a price of $1.25 per share until April 1, 2010. These options vest over 18 months, as to 25% immediately and 25% every six months until September 17, 2006.

(8)

We granted to Mark Gustafson stock options to purchase up to 540,000 shares of our common stock on May 7, 2004 as compensation for consulting services provided to our company prior to becoming our president, chief executive officer, acting chief financial officer and a director. The options are exercisable at a price of $0.10 per share until May 7, 2009. All of these options have been exercised.

(9)

Michael D. Fowler became our chief financial officer, treasurer and secretary on January 16, 2006. Prior to this time, he was acting as a consultant to our company. In December 2005, we entered into a letter of employment with Mr. Fowler where we agreed to pay him an annual base salary of $180,000 and to pay an annual performance-based bonus of $20,000. The terms of the letter of employment were approved at our board meeting held on January 13, 2006 where we officially appointed Mr. Fowler as our chief financial officer, treasurer and secretary effective January 16, 2006. In addition, we granted to Mr. Fowler stock options to purchase up to 250,000 shares of our common stock on January 16, 2006 as compensation for services as our chief financial officer, treasurer and secretary. The options are exercisable at

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a price of $2.11 per share until January 16, 2011. These options vest over 18 months, as to 25% immediately and 25% every six months until July 16, 2007.

(10)

On August 11, 2005, we entered into a contract with Tatum LLC to provide the services of Michael D. Fowler as a consultant to our company. We paid Tatum LLC $66,500 for consulting services provided by Mr. Fowler and $50,000 for a resource placement fee.

(11)	Thomas Mills resigned as our president, chief executive officer, chief financial officer, secretary and a director effective September 21, 2004.
(12)	The other annual compensation represents consulting fees. In February 2004, Mr. Mills released us of all debt resulting from the accrued consulting fees during fiscal years 2003 and 2004.

Stock Options and SARS

During the fiscal year ended March 31, 2006, we granted the following stock options to our executive officers:

Name	Number of Securities Underlying Options/SARS Granted	% of Total Options/SARS Granted to Employees in Fiscal Year(1)	Exercise Price ($/Share)	Expiration Date
John D. Carlson president and chief executive officer	200,000(2)	8.70%	$1.25	April 1, 2010
Mark Gustafson, past chairman, president, chief executive officer, acting chief financial officer	400,000(3)	17.39%	$1.25	April 1, 2010
Michael D. Fowler chief financial officer, treasurer and secretary	250,000(4)	10.87%	$2.11	January 16, 2011
(1)

The total number of options outstanding as at March 31, 2006 was 2,300,000 which was arrived at by calculating the net total number of new options awarded to employees during the fiscal year ended March 31, 2006.

(2)	John D. Carlson was granted options to purchase 200,000 shares of our common stock as an incentive for acting as a director of our company. These options have not been exercised.
(3)

Mark Gustafson was granted options to purchase 400,000 shares of our common stock as compensation for services as our president, chief executive officer and acting chief financial officer. These options have not been exercised.

(4)

Michael D. Fowler was granted options to purchase 250,000 shares of our common stock as compensation for services as our chief financial officer, treasurer and secretary. These options have not been exercised.

Aggregate Option/SAR Exercises and Fiscal Year-End Option/SAR Value

During the fiscal year ended March 31, 2006, no stock options were exercised by our executive officers. The following table shows the options exercised in the year ended March 31, 2006 by Named Executive Officers and the options currently issued and outstanding:

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Name	Shares Acquired on Exercise	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs at March 31, 2006 (#) Exercisable/Unexercisable	Value of Unexercised in-the-money options/ SARs at March 31, 2006 ($) Exercisable/Unexercisable
John D. Carlson president and chief executive officer	Nil	Nil	195,000/50,000	$242,400/$53,500
Mark Gustafson, chairman and past president, chief executive officer, acting chief financial officer	Nil	Nil	200,000/200,000	$214,000/$214,000
Michael D. Fowler chief financial officer, treasurer and secretary	Nil	Nil	62,500/187,500	$13,125/$39,375

Long-Term Incentive Plans

We have no long-term incentive plans.

Compensation of Directors

Except as noted below, we have no formal plan for compensating our directors for their service in their capacity as directors, although such directors are expected in the future to receive stock options to purchase shares of common stock as awarded by our board of directors. On December 17, 2004, our board of directors approved a resolution to pay our directors a quarterly retainer of $2,500 commencing January 1, 2005.

On May 1, 2006, our board of directors approved a resolution to pay only our non-executive directors a quarterly retainer of $5,000 commencing April 1, 2006. On September 29, 2006, our board of directors approved a resolution to pay only our non-executive directors a quarterly retainer of $7,500 commencing October 1, 2006. Directors are also entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. Our board of directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director.

Employment Contracts and Termination of Employment and Change in Control Arrangements

We employed Mark Gustafson as our president, chief executive officer, acting chief financial officer and a director until January 16, 2006 pursuant to a consulting agreement dated December 17, 2004 between our company and MGG Consulting, a company that is wholly owned by Mr. Gustafson. We agreed to pay MGG Consulting $8,000 per month commencing December 1, 2004 unless terminated at any time by either party upon written notice. We then entered into a consulting agreement with MGG Consulting on January 1, 2005 whereby the agreement was revised to pay MGG Consulting the sum of $1,000 per day commencing January 1, 2005. Effective April 1, 2005, the agreement was again amended to reduce the compensation rate to $800 per day. Effective January 16, 2006, the compensation rate was restored to $1,000 per day, which was his rate of compensation for service as our then chairman and director. Mr. Gustafson resigned as our chairman and director effective October 6, 2006.

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Prior to Mr. Gustafson becoming our president, chief executive officer, acting chief financial officer and a director, we had entered into a consulting agreement dated February 16, 2004 with MGG Consulting where we granted 490,000 options to Mr. Gustafson as compensation for acting as a consultant to our company. All of these options have been exercised. We entered into a consulting agreement dated March 24, 2004 with MGG Consulting where we granted 320,000 options to Mr. Gustafson as compensation for acting as a consultant to our company. We also granted to Mr. Gustafson stock options to purchase up to 540,000 shares of our common stock on May 7, 2004 as compensation for consulting services provided to our company. All of these options have been exercised. Refer to Item 10 – Executive Compensation – Summary Compensation Table of this annual report.

We employ both John Carlson, our president and chief executive officer, and Michael Fowler, our chief financial officer, on an at will basis whereby no formal employment agreements exist. Both Mr. Carlson and Mr. Fowler have signed agreements to provide a minimum of 30 days notice in the event they chose to resign their positions.

We have no plans or arrangements in respect of remuneration received or that may be received by our executive officers to compensate such officers in the event of termination of employment as a result of resignation, retirement, change of control or a change of responsibilities following a change of control, where the value of such compensation exceeds $100,000 per executive officer.

Report on Repricing of Options/SARs

Not applicable.

INDEPENDENT PUBLIC ACCOUNTANTS

Audit Fees

Our current and former independent public accountants, Peterson Sullivan PLLC, Ernst & Young LLP and Moore Stephens Ellis Foster Ltd., provided audit and other services during the fiscal years ended March 31, 2006 and 2005 as follows:

	Peterson Sullivan PLLC Fiscal 2006	Ernst & Young LLP Fiscal 2005(1)	Moore Stephens Ellis Foster Ltd. Fiscal 2005(1)
Audit Fees	$33,700	$27,110	$17,036
Audit-Related Fees	Nil	Nil	Nil
Tax Fees	Nil	Nil	Nil
All Other Fees	Nil	23,767	Nil
Total Fees	$33,700	$50,877	$17,036
(1)

Subsequent to the fiscal year ended March 31, 2005, Moore Stephens Ellis Foster Ltd. amalgamated with Ernst & Young LLP who completed the audit of our annual financial statements for the fiscal year ended March 31, 2005. Herein reference to Ernst & Young LLP denotes services provided by Ernst & Young LLP for the fiscal year ended March 31, 2005 and Moore Stephens Ellis Foster Ltd. for the fiscal year ended March 31, 2004.

Audit Fees. This category includes the fees for the audit of our consolidated financial statements and the quarterly reviews of interim financial statements. This category also includes advice on audit and accounting matters that arose during or as a result of the audit or the review of interim financial statements and services in connection with Securities and Exchange Commission filings.

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Audit-Related Fees. This category includes assurance and related services that are reasonably related to the performance of the audit or review of the financial statements that are not reported under Audit Fees, and describes the nature of the services comprising the fees disclosed under this category.

Tax Fees. This category includes the fees for professional services rendered for tax compliance, tax advice and tax planning, and describes the nature of the services comprising the fees disclosed under this category.

All Other Fees. This category includes products and services provided by the principal accountant, other than the services reported under Audit Fees, Audit-Related Fees or Tax Fees.

We do not use Peterson Sullivan PLLC for financial information system design and implementation. These services, which include designing or implementing a system that aggregates source data underlying the financial statements or generates information that is significant to our financial statements, are provided internally or by other service providers. We do not engage Peterson Sullivan PLLC to provide compliance outsourcing services.

Effective May 6, 2003, the Securities and Exchange Commission adopted rules requiring that, before Peterson Sullivan PLLC is engaged by us to render any auditing or permitted non-audit related service, the engagement be:

- approved by our audit committee (which consists of our entire board of directors); or

- entered into pursuant to pre-approval policies and procedures established by the audit committee, provided the policies and procedures are detailed as to the particular service, the audit committee is informed of each service, and such policies and procedures do not include delegation of the audit committee’s responsibilities to management.

The audit committee pre-approves all services provided by our independent auditors. The pre-approval process has just been implemented in response to the new rules, and therefore, the audit committee does not have records of what percentage of the above fees were pre-approved. However, all of the above services and fees were reviewed and approved by the audit committee either before or after the respective services were rendered.

The audit committee has considered the nature and amount of fees billed by Peterson Sullivan PLLC and believes that the provision of services for activities unrelated to the audit is compatible with maintaining Peterson Sullivan PLLC’s independence.

COMPENSATION PLANS

Our company currently has an equity incentive plan that was approved by our board on May 1, 2006. The plan reserved 1,000,000 shares of our common stock for issuance pursuant to incentive stock options granted under the plan.

On September 19, 2006, the board approved an amendment to its 2006 equity incentive plan, a copy of which is attached hereto as Exhibit D. The amended plan increases the maximum number of shares of common stock reserved for issuance from 1,000,000 to 1,800,000 shares of common stock. This number of shares includes previously granted options to purchase up to 725,000 shares of common stock, subject to the approval of the stockholders of the amended plan.

The amended plan will govern the granting of options to our executives, employees and outside consultants and advisors. The purpose of the amended plan is to provide long-term performance incentives to those key employees and consultants of our company and our subsidiaries who are largely responsible for the management, growth and protection of the business of our company and our subsidiaries. Our board of directors believes that it is in the best interests of our company to approve the amended plan, so that we can continue to attract and retain the services of those persons essential to our growth and financial success.

The following table provides a summary of the number of options granted under our amended plan:

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New Plan Benefits

Amended 2006 Equity Incentive Plan

Name and Position	Number of Options Granted
John D. Carlson, President & Chief Executive Officer	250,000(1) (4)
William A. Lansing, Director	300,000(1) (4)
Roger Canady, Vice President, Land of our subsidiary, Methane Energy Corp.	160,000(2) (5)
Hester Norton, Employee	15,000(2) (5)
Michael Raleigh, Director	250,000(2) (6)
Curtis Hartzler, Director	250,000(3) (6)
Executive Group	250,000
Non-Executive Director Group	800,000
Non-Executive Officer Employee Group	175,000
(1)

This figure represents options granted on May 10, 2006 at an exercise price of $2.97 per share, which vest as to 25% immediately, and 25% every six months so that all options vest by November 10, 2008.

(2)

This figure represents options granted on August 9, 2006 at an exercise price of $2.18 per share, which vest as to 25% immediately, and 25% every six months so that all options vest by February 9, 2008.

(3)	This figure represents options granted on October 6, 2006 at an exercise price of $1.43 per share, which vest as to 25% immediately, and 25% every six months so that all options vest by April 6, 2008.
(4)	On the day that these options were granted, the market price of our common shares was $2.97 per share.
(5)	On the day that these options were granted, the market price of our common shares was $2.18 per share.
(6)	On the day that these options were granted, the market price of our common shares was $1.43 per share.

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STOCKHOLDER PROPOSALS TO BE PRESENTED

AT NEXT ANNUAL MEETING

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders. To be eligible for inclusion in our 2007 proxy statement, your proposal must be received by us no later than June 27, 2007 and must otherwise comply with Rule 14a-8 under the Exchange Act. Further, if you would like to nominate a director or bring any other business before the stockholders at the 2007 annual meeting, you must comply with the procedures contained in our Amended and Restated Bylaws and you must notify us in writing and such notice must be delivered to or received by our President no later than October 15, 2007. While the board will consider stockholder proposals, we reserve the right to omit from our 2007 proxy statement stockholder proposals that is not required to be included under the Exchange Act, including Rule 14a-8 of the Exchange Act.

You may write to the President of our company at our principal offices at One SW Columbia Street, Suite 640, Portland, Oregon 97258, to deliver the notices discussed above and for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

ANNUAL REPORT AND QUARTERLY REPORT

Our annual report on Form 10-KSB for the year ended March 31, 2006 and our quarterly report on Form 10-QSB for the quarter ended June 30, 2006 are enclosed with this proxy statement.

OTHER BUSINESS

In addition to the matters to be voted upon by the stockholders of our common stock, we will receive and consider both the Report of the Board to the Stockholders, and the audited financial statements of our company for the fiscal year ended March 31, 2006, together with the auditors report thereon, and the interim unaudited financial statements of our company for the quarter ended June 30, 2006. These matters do not require stockholder approval, and therefore stockholders will not be required to vote upon these matters.

The board knows of no other business that will be presented for consideration at the annual meeting. If other matters are properly brought before the annual meeting; however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

If there are insufficient votes to approve any of the proposals contained herein, the board may adjourn the annual meeting to a later date and solicit additional proxies. If a vote is required to approve such adjournment, the proxies will be voted in favor of such adjournment.

By Order of the Board of Directors,

/s/ John D. Carlson

John D. Carlson

President, Chief Executive Officer

and Director

Dated: November 3, 2006

Portland, Oregon

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EXHIBIT A

TORRENT ENERGY CORPORATION

Audit Committee Charter

I.	Purpose of Audit Committee of Torrent Energy Corporation (the “Corporation”)

The purpose of the Audit Committee (the “Committee”) is to:

1.	Assist the Board of Directors of the Corporation (the “Board”) in fulfilling its oversight responsibilities relating to:
a.

the quality and integrity of the Corporation’s financial statements, financial reporting process and systems of internal controls and disclosure controls regarding risk management, finance, accounting, and legal and regulatory compliance;

b.	the independence and qualifications of the Corporation’s independent accountants and review of the audit efforts of the Corporation’s independent accountants and internal auditing department; and
c.	the development and implementation of policies and processes regarding corporate governance matters.
2.	Provide an open avenue of communication between the internal auditing department, the independent accountants, the Corporation’s financial and senior management and the Board.
3.	Prepare the report required to be prepared by the Committee pursuant to the rules of the Securities and Exchange Commission (the “SEC”) for inclusion in the Corporation’s annual proxy statement.

The Committee will primarily fulfil these responsibilities by carrying out the activities enumerated below in this Audit Committee Charter (this “Charter”).

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits, or to determine that the Corporation’s financial statements are complete and accurate or are in accordance with generally accepted accounting principles, accounting standards, or applicable laws and regulations. This is the responsibility of management of the Corporation, the Corporation’s internal auditing department and the Corporation’s independent accountants. Because the primary function of the Committee is oversight, the Committee shall be entitled to rely on the expertise, skills and knowledge of management, the internal auditing department, and the Corporation’s independent accountants and the integrity and accuracy of information provided to the Committee by such persons in carrying out its oversight responsibilities. Nothing in this Charter is intended to change the responsibilities of management and the independent accountants.

II.	Composition

The Committee shall be composed of at least two directors, the majority of whom shall, in the judgment of the Board, meet (i) the independence requirements of Rule 10A-3 of the Securities Exchange Act of 1934 (the "1934 Act") and any other rules and regulations promulgated by the SEC thereunder; (ii) the independence requirements of the rules of any stock exchange upon which the Company’s securities are listed (the "Exchange Rules") for audit committee members as in effect from time to time. One or more members of the Committee shall be, in the judgment of the Board, an "audit committee financial expert," as such term is defined in Rule 309 of the 1934 Act and the rules and regulations promulgated by the SEC thereunder, and be able to read and understand fundamental financial statements, including the Corporation's balance sheet, income statement, and cash flow statement as required by the Exchange Rules.

III.	Authority

The Committee shall have the authority to (i) retain (at the Corporation’s expense) its own legal counsel, accountants and other consultants that the Committee believes, in its sole discretion, are needed to carry out its duties and responsibilities; (ii) conduct investigations that it believes, in its sole discretion, are necessary to carry out its responsibilities; and (iii) take whatever actions that it deems appropriate to foster an internal culture that is committed to maintaining quality financial reporting, sound business risk practices and ethical behaviour within the Corporation. In addition, the Committee shall have the authority to request any officer, director or employee of the Corporation, the Corporation’s outside legal counsel and the independent accountants to meet with the Committee and any of its advisors and to respond to their inquiries. The Committee shall have full access to the books, records and facilities of the Corporation in carrying out its responsibilities. Finally, the Board shall adopt resolutions which provide for appropriate funding, as determined by the Committee, for (i) services provided by the independent accountants in rendering or issuing an audit report, (ii) services provided by any adviser employed by the Committee which it believes, in its sole discretion, are needed to carry out its duties and responsibilities, or (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties and responsibilities.

The Committee, in its capacity as a committee of the Board, is directly responsible for the appointment, compensation, retention and oversight of the work of the independent accountants engaged (including resolution of disagreements between the Corporation’s management and the independent accountants regarding financial reporting) for the purpose of preparing and issuing an audit report or performing other audit, review or attest services for the Corporation.

IV.	Appointing Members

The members of the Committee shall be appointed or re-appointed by the Board on an annual basis. Each member of the Committee shall continue to be a member thereof until such member’s successor is appointed, unless such member shall resign or be removed by the Board or such member shall cease to be a director of the Corporation. Where a vacancy occurs at any time in the membership of the Committee, it may be filled by the Board and shall be filled by the Board if the membership of the Committee is less than three directors as a result of the vacancy or the Committee no longer has a member who is an “audit committee financial expert” as a result of the vacancy.

V.	Chairperson

The Board, or in the event of its failure to do so, the members of the Committee, must appoint a chairperson from the members of the Committee (the “Chairperson”). If the Chairperson of the Committee is not present at any meeting of the Committee, an acting Chairperson for the meeting shall be chosen by majority vote of the Committee from among the members present. In the case of a deadlock on any matter or vote, the Chairperson shall refer the matter to the Board. The Committee shall also appoint a secretary who need not be a director. All requests for information from the Corporation or the independent accountants shall be made through the Chairperson.

VI.	Meetings

The time and place of meetings of the Committee and the procedure at such meetings shall be determined from time to time by the members thereof provided that:

1.	A quorum for meetings shall be two members, present in person or by telephone or other telecommunication device that permit all persons participating in the meeting to speak and hear each other.
2.	The Committee shall meet at least quarterly (or more frequently as circumstances dictate).

3.

Notice of the time and place of every meeting shall be given in writing or facsimile communication to each member of the Committee and the external auditors of the Corporation at least 48 hours prior to the time of such meeting.

While the Committee is expected to communicate regularly with management, the Committee shall exercise a high degree of independence in establishing its meeting agenda and in carrying out its responsibilities. The Committee shall submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the Board.

VII.	Specific Duties

In meeting its responsibilities, the Committee is expected to:

1.

Select the independent accountants, considering independence and effectiveness, approve all audit and non-audit services in advance of the provision of such services and the fees and other compensation to be paid to the independent accountants, and oversee the services rendered by the independent accountants (including the resolution of disagreements between management and the independent accountants regarding preparation of financial statements) for the purpose of preparing or issuing an audit report or related work, and the independent accountants shall report directly to the Committee.

2.

Review the performance of the independent accountants, including the lead partner of the independent accountants, and, in its sole discretion, approve any proposed discharge of the independent accountants when circumstances warrant, and appoint any new independent accountants.

3.

Periodically review and discuss with the independent accountants all significant relationships the independent accountants have with the Corporation to determine the independence of the independent accountants, including a review of service fees for audit and non-audit services.

4.

Inquire of management and the independent accountants and evaluate the effectiveness of the Corporation's process for assessing significant risks or exposures and the steps management has taken to monitor, control and minimize such risks to the Corporation. Obtain annually, in writing, the letters of the independent accountants as to the adequacy of such controls.

5.	Consider, in consultation with the independent accountants, the audit scope and plan of the independent accountants.
6.	Review with the independent accountants the co-ordination of audit effort to assure completeness of coverage, and the effective use of audit resources.
7.	Consider and review with the independent accountants, out of the presence of management:
a.	the adequacy of the Corporation's internal controls and disclosure controls including the adequacy of computerised information systems and security;
b.	the truthfulness and accuracy of the Corporation's financial statements; and
c.	any related significant findings and recommendations of the independent accountants together with management's responses thereto.
8.	Following completion of the annual audit, review with management and the independent accountants:
a.	the Corporation's annual financial statements and related footnotes;
b.	the independent accountants' audit of the financial statements and the report thereon;

c.	any significant changes required in the independent accountants' audit plan; and
d.	other matters related to the conduct of the audit which are to be communicated to the committee under generally accepted auditing standards.
9.

Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

10.

Establish regular and separate systems of reporting to the Committee by each of management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

11.

In consultation with the independent accountants, review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements, including management's responses.

12.	Consider and review with management:
a.	significant findings during the year and management's responses thereto; and
b.	any changes required in the planned scope of their audit plan.
13.

Review filings with the SEC and other regulatory authorities having jurisdiction and other published documents containing the Corporation's financial statements, including any certification, report, opinion or review rendered by the independent accountants, or any press releases announcing earnings (especially the use of "pro forma" or "adjusted" information not prepared in compliance with generally accepted accounting principles) and all financial information and earnings guidance intended to be provided to analysts and the public or to rating agencies, and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

14.

Prepare and include in the Corporation's annual proxy statement or other filings of the SEC and other regulatory authorities having jurisdiction any report from the Committee or other disclosures as required by applicable laws and regulations.

15.

Review with management the adequacy of the insurance and fidelity bond coverage’s, reported contingent liabilities, and management's assessment of contingency planning. Review management's plans regarding any changes in accounting practices or policies and the financial impact of such changes, any major areas in management's judgment that have a significant effect upon the financial statements of the Corporation, and any litigation or claim, including tax assessments, that could have a material effect upon the financial position or operating results of the Corporation.

16.	Review with management and the independent accountants each annual, quarterly and other periodic report prior to its filing with the SEC or other regulators or prior to the release of earnings.
17.

Review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the independent accountants.

18.

Establish, review and update periodically a Code of Ethics and Business Conduct for employees, officers and directors of the Corporation and ensure that management has established a system to enforce this Code of Ethics and Business Conduct.

19.	Review management's monitoring of the Corporation's compliance with the Corporation's Code of Ethics and Business Conduct.

20.

Review, with the Corporation's counsel, any legal, tax or regulatory matter that may have a material impact on the Corporation's financial statements, operations, related Corporation compliance policies, and programs and reports received from regulators.

21.	Evaluate and review with management the Corporation's guidelines and policies governing the process of risk assessment and risk management.
22.	Consider questions of possible conflicts of interest of Board members and of the corporate officers and approve in advance all related party transactions.
23.	Provide advice on changes in Board compensation.
24.	Meet with the independent accountants and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Committee.
25.	Report Committee actions to the Board with such recommendations as the Committee may deem appropriate.
26.

Maintain, review and update the procedures for (i) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters, as set forth in Annex A attached to this Charter.

27.	Review and update this Charter periodically and recommend any proposed changes to the Board for approval, in accordance with the requirements of the 1934 Act and Exchange Rules.
28.	Perform such other functions consistent with this Charter, the Corporation's Bylaws and governing law, as the Committee deems necessary or appropriate.

ANNEX A

PROCEDURES FOR THE SUBMISSION OF

COMPLAINTS AND CONCERNS REGARDING

ACCOUNTING, INTERNAL ACCOUNTING CONTROLS OR

AUDITING MATTERS

Torrent Energy Corporation. (the “Corporation”) has designated its Audit Committee of its Board of Directors (the “Committee”) to be responsible for administering these procedures for the receipt, retention, and treatment of complaints received by the Corporation or the Committee directly regarding accounting, internal accounting controls, or auditing matters.

Any employee of the Corporation may on a confidential and anonymous basis submit concerns regarding questionable accounting controls or auditing matters to the Committee by setting forth such concerns in a letter addressed directly to the Committee with a legend on the envelope such as “Confidential” or “To be opened by Committee only”. If an employee would like to discuss the matter directly with a member of the Committee, the employee should include a return telephone number in his or her submission to the Committee at which he or she can be contacted. All submissions by letter to the Committee can be sent to:

Torrent Energy Corporation.

c/o Audit Committee

Attn: Chairperson

One SW Columbia St Ste 640

Portland OR 97258

Any complaints received by the Corporation that are submitted as set forth herein will be forwarded directly to the Committee and will be treated as confidential if so indicated.

At each meeting of the Committee, or any special meetings called by the Chairperson of the Committee, the members of the Committee will review and consider any complaints or concerns submitted by employees as set forth herein and take any action it deems necessary in order to respond thereto.

All complaints and concerns submitted as set forth herein will be retained by the Committee for a period of seven (7) years.

EXHIBIT B

TORRENT ENERGY CORPORATION

Compensation Committee Charter

I.	Purpose of Compensation Committee of Torrent Energy Corporation

(the “Corporation”)

The purpose of the Compensation Committee (the “Committee”) is to:

1.	Oversee the Corporation’s compensation and benefit plans, policies and practices, including its executive compensation plans and incentive-compensation and equity-based plans.
2.	Produce an annual report on executive compensation for inclusion in the Corporation’s annual report or proxy statement if required by applicable securities laws.
3.	Monitor and evaluate, at the Committee’s sole discretion, matters relating to the compensation and benefits structure of the Corporation.
4.

Take such other actions within the scope of this Compensation Committee Charter (this “Charter”) as the Board of Directors of the Corporation (the “Board”) may assign to the Committee from time to time or as the Committee deems necessary or appropriate.

The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section VII below of this Charter.

The basic responsibility of the members of the Committee is to exercise their business judgment to act in what they reasonably believe to be in the best interests of the Corporation. In discharging that responsibility, the Committee should be entitled to rely on the honesty and integrity of the Corporation’s senior executives and its outside advisors and auditors, to the extent it deems necessary or appropriate.

II.	Composition

The Committee shall be composed of members of the Board, the number of which shall be fixed from time to time by resolution adopted by the Board. The Committee shall consist of those directors determined by the Board to satisfy the independence requirements established by the rules and regulations of the applicable regulatory authorities and any stock exchange upon which the Corporation’s shares trade from time-to-time.

III.	Authority

The Committee shall have the authority to (i) retain (at the Corporation’s expense) its own legal counsel and other advisors and experts that the Committee believes, in its sole discretion, are needed to carry out its duties and responsibilities, including, without limitation, the retention of a compensation consultant to assist the Committee in evaluating director and executive officer compensation; and (ii) conduct investigations that it believes, in its sole discretion, are necessary to carry out its responsibilities. In addition, the Committee shall have the authority to request any officer, director or employee of the Corporation, or any other persons whose advice and counsel are sought by the Committee, such as members of the Corporation’s management or the Corporation’s outside legal counsel and independent accountants, to meet with the Committee or any of its advisors and to respond to their inquiries.

The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate.

IV.	Appointing Members

The members of the Committee shall be appointed or re-appointed by the Board on an annual basis. Each member of the Committee shall continue to be a member thereof until such member’s successor is appointed, or unless such member shall resign or be removed by the Board. The Board may remove or replace any member of the Committee at any time. However, a member of the Committee shall automatically cease to be a member of the Committee upon either ceasing to be a director of the Board or ceasing to be “independent” as required in Section II above of this Charter. Vacancies on the Committee will be filled by the Board.

V.	Chairperson

The Board, or in the event of its failure to do so, the directors of the Committee, must appoint a chairperson from the directors of the Committee (the “Chairperson”). If the Chairperson of the Committee is not present at any meeting of the Committee, an acting Chairperson for the meeting shall be chosen by majority vote of the Committee from among the directors present. In the case of a deadlock on any matter or vote, the Chairperson shall refer the matter to the Board. The Committee may appoint a secretary who need not be a director of the Board or Committee.

VI.	Meetings

The time and place of meetings of the Committee and the procedure at such meetings shall be determined from time to time by the directors thereof provided that:

1.

A quorum for meetings shall be two directors, present in person or by telephone or other telecommunication device that permits all persons participating in the meeting to speak and hear each other. The Committee shall act on the affirmative vote of a majority of directors present at a meeting at which a quorum is present. The Committee may also act by unanimous written consent in lieu of meeting.

2.	The Committee shall meet as often as it deems necessary, but not less frequently than once each year.
3.	Notice of the time and place of every meeting shall be given in writing or facsimile communication to each director of the Committee at least 72 hours prior to the time of such meeting.

The Committee shall maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board. The Committee shall make regular reports of its meetings to the Board, directly or through its Chairperson, accompanied by any recommendations to the Board approved by the Committee.

VII.	Specific Duties

In meeting its responsibilities, the Committee is expected to:

1.

Review and approve at least annually the corporate goals and objectives of the Corporation’s executive compensation plans, incentive-compensation and equity based plans and other general compensation plans (the “Corporation Plans”), and amend, or recommend that the Board amend, these goals and objectives if the Committee deems it appropriate.

2.

Review at least annually the Corporation Plans in light of the Corporation’s goals and objectives with respect to such plans, and, if the Committee deems it appropriate, adopt, or recommend to the Board the adoption of new, or the amendment of existing, Corporation Plans.

3.

Evaluate annually the performance of the chief executive officer of the Corporation, the other executive officers of the Corporation and the chairman of the Board (collectively, the “Corporation Executives”) in light of the goals and objectives of the Corporation Plans, and based on this evaluation, set his or her total compensation, including, but not limited to (a) the annual base salary level, (b) the annual incentive opportunity level, (c) the long-term incentive opportunity level, (d) employment agreements, severance agreements, and change-in-control agreements and provisions, in each case as, when and if appropriate, and

(e) any special or supplemental benefits, including, but not limited to, perquisites. In determining the long-term incentive component of each Corporation Executive’s compensation, the Committee shall consider all relevant factors, including the Corporation’s performance and relative shareholder return, the value of similar incentive awards to persons with comparable positions at comparable companies, and the awards given to each Corporation Executive in past years.

4.

Review at least annually and make recommendations to the Board with respect to the compensation of all directors of the Corporation, taking into consideration compensation paid to directors of comparable companies and the specific duties of each director.

5.

Monitor and assess the Corporation’s compliance with the requirements established by the rules and regulations of the U.S. and Canadian regulatory authorities and any stock exchange upon which the Corporation’s shares trade from time-to-time and regulations relating to compensation arrangements for directors and executive officers including the Sarbanes-Oxley Act of 2002, if applicable,

6.	Issue an annual report on executive compensation for inclusion in the Corporation’s annual report or proxy statement, if required by applicable securities laws.
7.

Review all equity compensation plans that are not subject to shareholder approval under the rules of any stock exchange on which the Corporation’s securities are listed for trading and to approve such plans in its discretion.

8.

Oversee the compensation and benefits structure applicable to the Corporation’s officers and directors, including, but not limited to, incentive compensation and equity-based compensation, provided that, at the Committee’s sole discretion, it may submit such matters as it determines to be appropriate to the Board for the Board’s approval or ratification.

9.

In its sole discretion, retain, amend the engagement with, and terminate any compensation consultant used to assist the Committee in evaluating any officer or director compensation. The Committee shall also have the sole authority to approve the fees and other retention terms of the consultants and to cause the Corporation to pay such fees and expenses of such consultants. The Committee shall also have the authority, in its sole discretion, to obtain advice and assistance from internal or external legal, accounting or other advisors, to approve the fees and expenses of such outside advisors, and to cause the Corporation to pay such fees and expenses of such outside advisors.

10.	Review and evaluate at least annually its own performance with respect to its compensation functions, and to submit itself to the review and evaluation of the Board.
11.	Review and reassess the adequacy of this Charter at least annually and recommend any proposed changes to the Board for approval.
12.	Perform such other functions consistent with this Charter, the Corporation’s bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

EXHIBIT C

TORRENT ENERGY CORPORATION

Nominating and Corporate Governance Committee Charter

I.	Purpose of Nominating and Corporate Governance Committee of Torrent Energy Corporation (the “Corporation”)

The purpose of the Nominating and Corporate Governance Committee (the “Committee”) is to:

1.

Identify individuals qualified to become directors on the Board of Directors of the Corporation (the “Board”) or any of its committees, consistent with criteria approved by the Board, and to select, or to recommend that the Board select, such director nominees, whether at the next annual meeting of the shareholders or otherwise.

2.

Periodically evaluate the qualifications and independence of each director on the Board or its various committees and recommend to the Board, as the Committee may deem appropriate, any recommended changes in the composition of the Board or any of its committees.

3.	Develop and recommend to the Board corporate governance principles applicable to the Corporation.
4.	Annually assess the performance of the Board.
5.

Take such other actions within the scope of this Nominating and Corporate Governance Committee Charter (this “Charter”) as the Board may assign to the Committee from time to time or as the Committee deems necessary or appropriate.

The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section VII below of this Charter.

The basic responsibility of the members of the Committee is to exercise their business judgment to act in what they reasonably believe to be in the best interests of the Corporation. In discharging that responsibility, the Committee should be entitled to rely on the honesty and integrity of the Corporation’s senior executives and its outside advisors and auditors, to the extent it deems necessary or appropriate.

II.	Composition

The Committee shall be composed of members of the Board, the number of which shall be fixed from time to time by resolution adopted by the Board. The Committee shall consist of those directors determined by the Board to satisfy the independence requirements established by the rules and regulations of the applicable regulatory authorities and any stock exchange upon which the Corporation’s shares trade from time-to-time.

III.	Authority

The Committee shall have the authority to (i) retain (at the Corporation’s expense) its own legal counsel and other advisors and experts that the Committee believes, in its sole discretion, are needed to carry out its duties and responsibilities, including, without limitation, the retention of a search firm to assist the Committee in identifying, screening and attracting director nominees; and (ii) conduct investigations that it believes, in its sole discretion, are necessary to carry out its responsibilities. In addition, the Committee shall have the authority to request any officer, director or employee of the Corporation, or any other persons whose advice and counsel are sought by the Committee, such as members of the Corporation’s management or the Corporation’s outside legal counsel and independent accountants, to meet with the Committee or any of its advisors and to respond to their inquiries.

The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate.

IV.	Appointing Members

The members of the Committee shall be appointed or re-appointed by the Board on an annual basis. Each member of the Committee shall continue to be a member thereof until such member’s successor is appointed, or unless such member shall resign or be removed by the Board. The Board may remove or replace any member of the Committee at any time. However, a member of the Committee shall automatically cease to be a member of the Committee upon either ceasing to be a director of the Board or ceasing to be “independent” as required in Section II above of this Charter. Vacancies on the Committee will be filled by the Board.

V.	Chairperson

The Board, or in the event of its failure to do so, the directors of the Committee, must appoint a chairperson from the directors of the Committee (the “Chairperson”). If the Chairperson of the Committee is not present at any meeting of the Committee, an acting Chairperson for the meeting shall be chosen by majority vote of the Committee from among the directors present. In the case of a deadlock on any matter or vote, the Chairperson shall refer the matter to the Board. The Committee may appoint a secretary who need not be a director of the Board or Committee.

VI.	Meetings

The time and place of meetings of the Committee and the procedure at such meetings shall be determined from time to time by the directors thereof provided that:

1.

A quorum for meetings shall be two directors, present in person or by telephone or other telecommunication device that permits all persons participating in the meeting to speak and hear each other. The Committee shall act on the affirmative vote of a majority of directors present at a meeting at which a quorum is present. The Committee may also act by unanimous written consent in lieu of meeting.

2.	The Committee shall meet as often as it deems necessary, but not less frequently than once each year.
3.	Notice of the time and place of every meeting shall be given in writing or facsimile communication to each director of the Committee at least 72 hours prior to the time of such meeting.

The Committee shall maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board. The Committee shall make regular reports of its meetings to the Board, directly or through its Chairperson, accompanied by any recommendations to the Board approved by the Committee.

VII.	Specific Duties

In meeting its responsibilities, the Committee is expected to:

1.	Review the suitability of each Board director for continuing service when his or her term expires or when he or she has a significant change in status.
2.

As needed, seek and evaluate qualified individuals to become new directors and serve on the Board. Review and develop the Board’s criteria for selecting such new directors, including standards for director independence. Select or recommend that the Board select such director nominees for the annual meeting of the shareholders of the Corporation. Consider any nominations for Board directors validly made by the shareholders of the Corporation.

3.	Evaluate the size and composition of the Board, develop criteria for Board directorship, and evaluate the independence of existing and prospective directors.

4.

Review from time to time the structure of the Board’s various committees and review and make recommendations to the Board concerning qualifications, appointment and removal of directors from such committees.

5.	Develop and recommend to the Board a set of corporate governance guidelines applicable to the Corporation.
6.	Monitor and assess the Corporation’s compliance with the corporate governance requirements established by applicable corporate governance rules, laws and regulations.
7.

Take such steps as the Committee deems necessary or appropriate with respect to the oversight and review of the Corporation’s process for providing information to the Board, assessing the channels through which information is received, and the quality and timeliness of the information received.

8.

Develop procedures for and conduct the annual review of the performance of the Board, and report annually to the Board with an assessment of the Board’s performance, to be discussed with the full Board following the end of each fiscal year.

9.	Establish the standards for and annually review and evaluate each Board committee’s annual self-performance evaluation and provide a report on such evaluations to the Board.
10.	Oversee the Board’s evaluation of senior management.
11.	Make recommendations and report to the Board and other Board committees with respect to nominating and corporate governance policies of the Corporation or any of the foregoing matters.
12.	Take such steps as the Committee deems necessary or appropriate with respect to orienting new directors and continuing education for existing directors.
13.

In its sole discretion, retain, amend the engagement with, and terminate any search firm used to assist the Committee in identifying, screening and attracting director nominees. The Committee shall also have the sole authority to approve the fees and other retention terms of the search firms and to cause the Corporation to pay such fees and expenses of such search firms. The Committee shall also have the authority, in its sole discretion, to obtain advice and assistance from internal or external legal, accounting or other advisors, to approve the fees and expenses of such outside advisors, and to cause the Corporation to pay such fees and expenses of such outside advisors.

14.	Review and evaluate at least annually its own performance with respect to its nominating and governance functions, and to submit itself to the review and evaluation of the Board.
15.	Review and assess the adequacy of this Charter at least annually and recommend any proposed changes to the Board for approval.

Perform such other functions consistent with this Charter, the Corporation’s bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

EXHIBIT D

TORRENT ENERGY CORPORATION

AMENDED 2006 EQUITY INCENTIVE PLAN

1.	Purpose of the Plan

The purpose of the Torrent Energy Corporation Amended 2006 Equity Incentive Plan (the “Plan”) is to further the interests of Torrent Energy Corporation (the “Company”) and its shareholders by providing long-term performance incentives to those key employees and consultants of the Company and its Subsidiaries who are largely responsible for the management, growth and protection of the business of the Company and its Subsidiaries.

2.	Definitions

For purposes of the Plan, the following terms shall be defined as set forth below:

(a)

“Award” means any Option, Performance Unit, SAR (including a Limited SAR), Restricted Stock, Stock granted as a bonus or in lieu of other awards, other Stock-Based Award, Tax Bonus or other cash payments granted to a Participant under the Plan.

(b)	“Award Agreement” shall mean the written agreement, instrument or document evidencing an Award.
(c)	“Code” means the Internal Revenue Code of 1986, as amended from time to time.
(d)	“Committee” has the meaning attributed to it in Section 3, below.
(e)

“Continuing Director” means, as of any date of determination, any member of the Board of Directors of the Company who (i) was a member of such Board on the effective date of the Plan or (ii) was nominated for election or elected to such Board with the affirmative vote of a majority of the Continuing Directors who were members of such Board at the time of such nomination or election.

(f)	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
(g)

“Fair Market Value” means, with respect to Stock, Awards, or other property, the fair market value of such Stock, Awards, or other property determined by such methods or procedures as shall be established from time to time by the Committee in good faith and in accordance with applicable law. Unless otherwise determined by the Committee, the Fair Market Value of Stock shall mean the mean of the high and low sales prices of Stock on the relevant date as reported on the stock exchange or market on which the Stock is primarily traded, or if no sale is made on such date, then the Fair Market Value is the weighted average of the mean of the high and low sales prices of the Stock on the next preceding day and the next succeeding day on which such sales were made, as reported on the stock exchange or market on which the Stock is primarily traded.

(h)	“ISO” means any Option designated as an incentive stock option within the meaning of Section 422 of the Code.
(i)	“Limited SAR” means an SAR exercisable only for cash upon an event specified by the Committee.

(j)

“Option” means a right granted to a Participant pursuant to Section 6(b) of this Agreement to purchase Stock at a specified price during specified time periods. An Option may be either an ISO or a nonstatutory Option (an Option not designated as an ISO).

(k)	“Participant” means those persons receiving Awards as contemplated in Section 3 of this Agreement.
(l)

“Performance Unit” means a right granted to a Participant pursuant to Section 6(c) of this Agreement to receive a payment in cash equal to the increase in the book value of the Company during specified time periods if specified performance goals are met.

(m)	“Restricted Stock” means Stock awarded to a Participant pursuant to Section 6(d) of this Agreement that may be subject to certain restrictions and to a risk of forfeiture.
(n)	“Stock” means the common shares of the Company.
(o)

“Stock-Based Award” means a right that may be denominated or payable in, or valued in whole or in part by reference to the market value of, Stock, including, but not limited to, any Option, SAR (including a Limited SAR), Restricted Stock, Stock granted as a bonus or Awards in lieu of cash obligations.

(p)

“SAR” or “Stock Appreciation Right” means the right granted to a Participant pursuant to Section 6(e) of this Agreement to be paid an amount measured by the appreciation in the Fair Market Value of Stock from the date of grant to the date of exercise of the right, with payment to be made in cash, Stock or as specified in the Award, as determined by the Committee.

(q)

“Subsidiary” shall mean any corporation, partnership, joint venture or other business entity of which 50% or more of the outstanding voting power is beneficially owned, directly or indirectly, by the Company.

(r)

“Tax Bonus” means a payment in cash in the year in which an amount is included in the gross income of a Participant in respect of an Award of an amount equal to the federal, foreign, if any, and applicable state and local income and employment tax liabilities payable by the Participant as a result of (i) the amount included in gross income in respect of the Award and (ii) the payment of the amount in clause (i) and the amount in this clause (ii). For purposes of determining the amount to be paid to the Participant pursuant to the preceding sentence, the Participant shall be deemed to pay federal, foreign, if any, and state and local income taxes at the highest marginal rate of tax imposed upon ordinary income for the year in which an amount in respect of the Award is included in gross income, after giving effect to any deductions therefrom or credits available with respect to the payment of any such taxes.

3.	Administration of the Plan

The Plan shall be administered by the Board of Directors of the Company or, at the discretion of the Board, by a committee which may be comprised of one or more members of the Board. Any such committee designated by the Board, and the Board itself acting in its capacity as administrator of the Equity Incentive Plan, is referred to herein as the “Committee.” After any such designation, no member of the Committee while serving as such shall be eligible for participation in the Plan unless such member discloses their interest and abstains from voting on their Award. Any action of the Committee in administering the Plan shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, employees, Participants, persons claiming rights from or through Participants and stockholders of the Company.

Subject to the provisions of the Plan, the Committee shall have full and final authority in its discretion (a) to select the key employees and consultants who will receive Awards pursuant to the Plan (“Participants”), (b) to determine the type or types of Awards to be granted to each Participant, (c) to determine the number of shares of Stock to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, restrictions as to transferability or forfeiture, exercisability or settlement of an Award and waivers or accelerations thereof, and waivers of or modifications to performance conditions relating to an Award, based in each case on such considerations as the Committee shall determine) and all other matters to be determined in connection with an Award; (d) to determine whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Stock, other Awards or other property, or an Award may be cancelled, forfeited, or surrendered; (e) to determine whether, and to certify that, performance goals to which the settlement of an Award is subject are satisfied; (f) to correct any defect or supply any omission or reconcile any inconsistency in the Plan, and to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan; and (g) to make all other determinations as it may deem necessary or advisable for the administration of the Plan. The Committee may delegate to officers or managers of the Company or any Subsidiary or to unaffiliated service providers the authority, subject to such terms as the Committee shall determine, to perform administrative functions and to perform such other functions as the Committee may determine, to the extent permitted under Rule 16b-3, Section 162(m) of the Code and applicable law.

4.	Participation in the Plan

Participants in the Plan shall be selected by the Committee from among the key employees and consultants of the Company and its Subsidiaries, provided, however, that only key employees shall be eligible to receive ISOs under the Plan.

5.	Plan Limitations; Shares Subject to the Plan
(a)	Subject to the provisions of Section 8(a) hereof, the aggregate number of shares of Stock available for issuance as Awards under the Plan shall not exceed 1,800,000 shares.
(b)

Subject to the provisions of Section 8(a) hereof, the aggregate number of Performance Units which may be awarded under the Plan shall not exceed 1,800,000. If any Performance Units awarded under the Plan shall be forfeited or cancelled, such Performance Units shall thereafter be available for award under the Plan.

No Award may be granted if the number of shares to which such Award relates, when added to the number of shares previously issued under the Plan and the number of shares which may then be acquired pursuant to other outstanding, unexercised Awards, exceeds the number of shares available for issuance pursuant to the Plan. If any shares subject to an Award are forfeited or such Award is settled in cash or otherwise terminates for any reason whatsoever without an actual distribution of shares to the Participant, any shares counted against the number of shares available for issuance pursuant to the Plan with respect to such Award shall, to the extent of any such forfeiture, settlement, or termination, again be available for Awards under the Plan; provided, however, that the Committee may adopt procedures for the counting of shares relating to any Award to ensure appropriate counting, avoid double counting, and provide for adjustments in any case in which the number of shares actually distributed differs from the number of shares previously counted in connection with such Award.

6.	Awards
(a)

General. Awards may be granted on the terms and conditions set forth in this Section 6 of this Agreement. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 8(a) of this Agreement), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant; provided, however, that the Committee shall retain full power to accelerate or waive any such additional term or condition as it may have previously imposed. All Awards shall be evidenced by an Award Agreement.

(b)	Options. The Committee may grant Options to Participants on the following terms and conditions:
(i)

Exercise Price. The exercise price of each Option shall be determined by the Committee at the time the Option is granted, but (except as provided in Section 7(a) of this Agreement) the exercise price of any ISO shall not be less than the Fair Market Value (110% of the Fair Market Value in the case of a 10% shareholder, within the meaning of Section 422(c)(5) of the Code) of the shares covered thereby at the time the Option is granted.

(ii)

Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, whether the exercise price shall be paid in cash or by the surrender at Fair Market Value of Stock, or by any combination of cash and shares of Stock, including, without limitation, cash, Stock, other Awards, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, such as through “cashless exercise” arrangements, to the extent permitted by applicable law), and the methods by which Stock will be delivered or deemed to be delivered to Participants.

(iii)

Incentive Stock Options. The terms of any Option granted under the Plan as an ISO shall comply in all respects with the provisions of Section 422 of the Code, including, but not limited to, the requirement that no ISO shall be granted more than ten years after the effective date of the Plan.

(c)	Performance Units. The Committee is authorized to grant Performance Units to Participants on the following terms and conditions:
(i)

Performance Criteria and Period. At the time it makes an award of Performance Units, the Committee shall establish both the performance goal or goals and the performance period or periods applicable to the Performance Units so awarded. A performance goal shall be a goal, expressed in terms of growth in book value, earnings per share, return on equity or any other financial or other measurement deemed appropriate by the Committee, or may relate to the results of operations or other measurable progress of either the Company as a whole or the Participant’s Subsidiary, division or department. The performance period will be the period of time over which one or more of the performance goals must be achieved, which may be of such length as the Committee, in its discretion, shall select. Neither the performance goals nor the performance periods need be identical for all Performance Units awarded at any time or from time to time. The Committee shall have the authority, in its discretion, to accelerate the time at which any performance period will expire or waive or modify the performance goals of any Participant or Participants. The Committee may also make such adjustments, to the extent it deems appropriate, to the performance goals for any Performance Units awarded to compensate for, or to reflect, any material changes which may have occurred in accounting practices, tax laws, other laws or regulations, the financial structure of the Company, acquisitions or dispositions of business or Subsidiaries or any unusual circumstances outside of management’s control which, in the sole judgment of the Committee, alters or affects the computation of such performance goals or the performance of the Company or any relevant Subsidiary, division or department.

(ii)

Value of Performance Units. The value of each Performance Unit at any time shall equal the book value per share of the Company’s Stock, as such value appears on the consolidated balance sheet of the Company as of the end of the fiscal quarter immediately preceding the date of valuation.

(d)	Restricted Stock. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

(i)

Restricted Period. Restricted Stock awarded to a Participant shall be subject to such restrictions on transferability and other restrictions for such periods as shall be established by the Committee, in its discretion, at the time of such Award, which restrictions may lapse separately or in combination at such times, under such circumstances, or otherwise, as the Committee may determine.

(ii)

Forfeiture. Restricted Stock shall be forfeitable to the Company upon termination of employment during the applicable restricted periods. The Committee, in its discretion, whether in an Award Agreement or anytime after an Award is made, may accelerate the time at which restrictions or forfeiture conditions will lapse or remove any such restrictions, including upon death, disability or retirement, whenever the Committee determines that such action is in the best interests of the Company.

(iii)

Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, such certificates may bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock.

(iv)

Rights as a Shareholder. Subject to the terms and conditions of the Award Agreement, the Participant shall have all the rights of a stockholder with respect to shares of Restricted Stock awarded to him or her, including, without limitation, the right to vote such shares and the right to receive all dividends or other distributions made with respect to such shares. If any such dividends or distributions are paid in Stock, the Stock shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which the Stock has been distributed.

(e)	Stock Appreciation Rights. The Committee is authorized to grant SARs to Participants on the following terms and conditions:
(i)

Right to Payment. An SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Committee as of the date of grant of the SAR, which grant price (except as provided in Section 7(a) of this Agreement) shall not be less than the Fair Market Value of one share of Stock on the date of grant.

(ii)

Other Terms. The Committee shall determine the time or times at which an SAR may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which Stock will be delivered or deemed to be delivered to Participants, whether or not an SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR. Limited SARs may be granted on such terms, not inconsistent with this Section 6(e), as the Committee may determine. Limited SARs may be either freestanding or in tandem with other Awards.

(f)

Bonus Stock and Awards in Lieu of Cash Obligations. The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company or Subsidiary obligations to pay cash or deliver other property under other plans or compensatory arrangements; provided that, in the case of Participants subject to Section 16 of the Exchange Act, such cash amounts are determined under such other plans in a manner that complies with applicable requirements of Rule 16b-3 so that the acquisition of Stock or Awards hereunder shall be exempt from Section 16(b) liability. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

(g)	Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Stock-Based Awards in addition to those provided in

Sections 6(b) and 6(d) through 6(e) hereof, as deemed by the Committee to be consistent with the purposes of the Plan. The Committee shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(g) shall be purchased for such consideration and paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine.

(h)

Cash Payments. The Committee is authorized, subject to limitations under applicable law, to grant to Participants Tax Bonuses and other cash payments, whether awarded separately or as a supplement to any Stock-Based Award. The Committee shall determine the terms and conditions of such Awards.

7.	Additional Provisions Applicable to Awards
(a)

Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan or any award granted under any other plan of the Company or any Subsidiary, or any business entity acquired by the Company or any Subsidiary, or any other right of a Participant to receive payment from the Company or any Subsidiary. If an Award is granted in substitution for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. Awards granted in addition to, or in tandem with other Awards or awards may be granted either as of the same time as, or a different time from, the grant of such other Awards or awards. The per share exercise price of any Option, grant price of any SAR, or purchase price of any other Award conferring a right to purchase Stock:

(i)

granted in substitution for an outstanding Award or award, shall be not less than the lesser of (A) the Fair Market Value of a share of Stock at the date such substitute Award is granted or (B) such Fair Market Value at that date, reduced to reflect the Fair Market Value at that date of the Award or award required to be surrendered by the Participant as a condition to receipt of the substitute Award; or

(ii)

retroactively granted in tandem with an outstanding Award or award, shall not be less than the lesser of the Fair Market Value of a share of Stock at the date of grant of the later Award or at the date of grant of the earlier Award or award.

(b)

Exchange and Buy Out Provisions. The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Stock, other Awards (subject to Section 7(a) of this Agreement), or other property based on such terms and conditions as the Committee shall determine and communicate to a Participant at the time that such offer is made.

(c)

Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee.

(d)

Term of Awards. The term of each Award shall, except as provided herein, be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any ISO, or any SAR granted in tandem therewith, exceed a period of ten years from the date of its grant (or such shorter period as may be applicable under Section 422 of the Code).

(e)

Form of Payment. Subject to the terms of the Plan and any applicable Award Agreement, payments or transfers to be made by the Company or a Subsidiary upon the grant or exercise of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards, or other property (and may be made in a single payment or transfer, in instalments, or on a deferred basis), in each case determined in accordance with rules adopted by, and at the discretion of, the Committee. (Such payments may include, without limitation, provisions for the payment or crediting of reasonable interest on instalments or deferred payments.) The Committee, in its discretion, may accelerate any payment or transfer upon a change in control as defined by the Committee. The Committee may also authorize payment upon the exercise of an Option by net issuance or other cashless exercise methods.

(f)

Loan Provisions. With the consent of the Committee, and subject at all times to laws and regulations and other binding obligations or provisions applicable to the Company, the Company may make, guarantee, or arrange for a loan or loans to a Participant with respect to the exercise of any Option or other payment in connection with any Award, including the payment by a Participant of any or all federal, state, or local income or other taxes due in connection with any Award. Subject to such limitations, the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms, and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and the conditions, if any, under which the loan or loans may be forgiven.

(g)

Awards to Comply with Section 162(m). The Committee may (but is not required to) grant an Award pursuant to the Plan to a Participant who, in the year of grant, may be a “covered employee,” within the meaning of Section 162(m) of the Code, which is intended to qualify as “performance-based compensation” under Section 162(m) of the Code (a “Performance-Based Award”). The right to receive a Performance-Based Award, other than Options and SARs granted at not less than Fair Market Value, shall be conditional upon the achievement of performance goals established by the Committee in writing at the time such Performance-Based Award is granted. Such performance goals, which may vary from Participant to Participant and Performance-Based Award to Performance-Based Award, shall be based upon the attainment by the Company or any Subsidiary, division or department of specific amounts of, or increases in, one or more of the following, any of which may be measured either in absolute terms or as compared to another company or companies: revenues, earnings, cash flow, net worth, book value, stockholders’ equity, financial return ratios, market performance or total stockholder return, and/or the completion of certain business or capital transactions. Before any compensation pursuant to a Performance-Based Award is paid, the Committee shall certify in writing that the performance goals applicable to the Performance-Based Award were in fact satisfied.

The maximum amount which may be granted as Performance-Based Awards to any Participant in any calendar year shall not exceed (i) Stock-Based Awards for 2,500,000 shares of Stock (whether payable in cash or stock), subject to adjustment as provided in Section 8(a) hereof, (ii) 2,500,000 Performance Units, (iii) a Tax Bonus payable with respect to the Stock-Based Awards described in clause (i) and Performance Units described in clause (ii), and (iv) cash payments (other than Tax Bonuses) of $1,000,000.

8.	Adjustments upon Changes in Capitalization; Acceleration in Certain Events
(a)

In the event that the Committee shall determine that any stock dividend, recapitalization, forward split or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, or other similar corporate transaction or event, affects the Stock or the book value of the Company such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock which may thereafter be issued in connection with Awards, (ii) the number and kind of shares of Stock issuable in respect of outstanding Awards, (iii) the aggregate number and kind of shares of Stock available under the Plan, (iv) the number of Performance Units which may thereafter be granted and the book value of the Company with respect to outstanding Performance Units, and (v) the exercise price, grant price, or purchase price relating to any Award or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Award; provided, however, in each case, that no adjustment shall be made which would cause the Plan to violate Section

422(b)(1) of the Code with respect to ISOs or would adversely affect the status of a Performance-Based Award as “performance-based compensation” under Section 162(m) of the Code.

(b)

In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding paragraph) affecting the Company or any Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Notwithstanding the foregoing, no adjustment shall be made in any outstanding Performance-Based Awards to the extent that such adjustment would adversely affect the status of that Performance-Based Award as “performance-based compensation” under Section 162(m) of the Code.

9.	General Provisions
(a)

Changes to the Plan and Awards. The Board of Directors of the Company may amend, alter, suspend, discontinue, or terminate the Plan or the Committee’s authority to grant Awards under the Plan without the consent of the Company’s stockholders or Participants, except that any such amendment, alteration, suspension, discontinuation, or termination shall be subject to the approval of the Company’s stockholders within one year after such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to the stockholders for approval; provided, however, that without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may materially and adversely affect the rights of such Participant under any Award theretofore granted and any Award Agreement relating thereto. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Award theretofore granted and any Award Agreement relating thereto; provided, however, that without the consent of an affected Participant, no such amendment, alteration, suspension, discontinuation, or termination of any Award may materially and adversely affect the rights of such Participant under such Award.

The foregoing notwithstanding, any performance condition specified in connection with an Award shall not be deemed a fixed contractual term, but shall remain subject to adjustment by the Committee, in its discretion at any time in view of the Committee’s assessment of the Company’s strategy, performance of comparable companies, and other circumstances, except to the extent that any such adjustment to a performance condition would adversely affect the status of a Performance-Based Award as “performance-based compensation” under Section 162(m) of the Code.

Notwithstanding the foregoing, if the Plan is ratified by the stockholders of the Company at the Company’s 2005 Annual Meeting of Stockholders, then unless approved by the stockholders of the Company, no amendment will: (i) change the class of persons eligible to receive Awards; (ii) materially increase the benefits accruing to Participants under the Plan, or (iii) increase the number of shares of Stock or the number of Performance Units subject to the Plan.

(b)

No Right to Award or Employment. No employee or other person shall have any claim or right to receive an Award under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or any Subsidiary.

(c)

Taxes. The Company or any Subsidiary is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock or any payroll or other payment to a Participant amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations.

(d)

Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan shall be pledged, encumbered, or hypothecated to, or in favor of, or subject to any lien, obligation, or liability of such Participants to, any party, other than the Company or any Subsidiary, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution, and such Awards and rights shall be exercisable during the lifetime of the Participant only by the Participant or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, provide that Awards or other rights or interests of a Participant granted pursuant to the Plan (other than an ISO) be transferable, without consideration, to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only partners. The Committee may attach to such transferability feature such terms and conditions as it deems advisable. In addition, a Participant may, in the manner established by the Committee, designate a beneficiary (which may be a person or a trust) to exercise the rights of the Participant, and to receive any distribution, with respect to any Award upon the death of the Participant. A beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional restrictions deemed necessary or appropriate by the Committee.

(e)

No Rights to Awards; No Stockholder Rights. No Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants. No Award shall confer on any Participant any of the rights of a stockholder of the Company unless and until Stock is duly issued or transferred to the Participant in accordance with the terms of the Award.

(f)

Discretion. In exercising, or declining to exercise, any grant of authority or discretion hereunder, the Committee may consider or ignore such factors or circumstances and may accord such weight to such factors and circumstances as the Committee alone and in its sole judgment deems appropriate and without regard to the affect such exercise, or declining to exercise such grant of authority or discretion, would have upon the affected Participant, any other Participant, any employee, the Company, any Subsidiary, any stockholder or any other person.

(g)	Effective Date. The effective date of the Plan is September 19, 2006.

21

PROXY CARD

ANNUAL MEETING OF STOCKHOLDERS OF

Torrent Energy Corporation (the “Company”)

TO BE HELD AT THE RED LION HOTEL, NORTH UMPQUA ROOM, 1313 NORTH BAYSHORE DRIVE, COOS BAY, OREGON ON DECEMBER 8, 2006 AT 1:00 P.M. (LOCAL TIME)

The undersigned stockholder (the “Registered Stockholder”) of the Company hereby appoints, John D. Carlson the President and a Director of the Company, or failing this person, Michael Fowler, the Chief Financial Officer of the Company, or in the place of the foregoing, ___________________________ (print name) as proxyholder for and on behalf of the Registered Stockholder with the power of substitution to attend, act and vote for and on behalf of the Registered Stockholder in respect of all matters that may properly come before the Meeting of the Registered Stockholders of the Company and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Stockholder were present at the said Meeting, or any adjournment thereof.

The Registered Stockholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Registered Stockholder as specified herein.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MANAGEMENT OF TORRENT ENERGY CORPORATION.

☐ Please check this box only if you intend to attend and vote at the Annual Meeting.

To assist the company in tabulating the votes submitted by proxy prior to the annual meeting, we request that you mark, sign, date and return this proxy by December 7, 2006, and if mailing within the United States, using the enclosed envelope.

PLEASE MARK YOUR VOTE IN THE BOX.

PROPOSAL 1. ELECTION OF DIRECTORS	For	Withhold
NOMINEES:
JOHN D. CARLSON	☐	☐
GEORGE L. HAMPTON III	☐	☐
WILLIAM A. LANSING	☐	☐
CURTIS HARTZLER	☐	☐
MICHAEL RALEIGH	☐	☐
	For	Withhold
PROPOSAL 2. RATIFY APPOINTMENT OF Peterson Sullivan PLLC AS THE INDEPENDENT AUDITORS.	☐	☐
	For	Against
PROPOSAL 3. APPROVE AMENDED 2006 EQUITY INCENTIVE PLAN OF THE COMPANY.	☐	☐

CW892512.2

In their discretion, the proxyholders are authorized to vote upon such other business as may properly come before the Annual Meeting. This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted “FOR” each of the nominated directors and “FOR” each of the Proposals.

Dated: _____________________________ Signature: _____________________________

Please sign exactly as your name appears below. When shares are held jointly, both stockholders should sign. When signing as attorney, executor, administrator, trustee or guardian, please indicate full title as such. If a corporation, please indicate full corporate name and if signed by the president or another authorized officer, please specify the officer’s capacity. If a partnership, please sign in the partnership name by the authorized person.

SIGN HERE:
Please Print Name:
Date:
Number of Shares Represented by Proxy

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED AND DATED.

SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE.

CW892512.2

INSTRUCTIONS FOR COMPLETION OF PROXY

This Proxy is solicited by the Management of the Company.

This form of proxy (“Instrument of Proxy”) must be signed by you, the Registered Stockholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Stockholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Stockholder, by Computershare Trust Company, Inc.

A Registered Stockholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineer before the Meeting begins.

A Registered Stockholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

•

appoint one of the designated persons named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder). Where no choice is specified by a Registered Stockholder with respect to a resolution set out in the Instrument of Proxy, a management appointee acting as a proxyholder will vote the resolution as if the Registered Stockholder had specified an affirmative vote.

OR

•

appoint another proxyholder, who need not be a Registered Stockholder of the Company, to vote according to the Registered Stockholder’s instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the meeting in the space provided for an alternate proxyholder. If no choice is specified, the proxyholder has discretionary authority to vote as the proxyholder sees fit.

The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Stockholder on any poll of a resolution that may be called for and, if the Registered Holder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, if so authorized by this Instrument of Proxy, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

If a Registered Stockholder has submitted an Instrument of Proxy, the Registered Stockholder may still attend the Meeting and may vote in person. To do so, the Registered Stockholder must record his/her attendance with the scrutineer before the commencement of the Meeting and revoke, in writing, the prior votes.

INSTRUCTIONS AND OPTIONS FOR VOTING:

To be represented at the Meeting, voting instructions must be DEPOSITED at the office of Computershare Trust Company, Inc., by mail or by fax, at any time up to and including 3:00 p.m. (local time) on Thursday, December 7, 2006, or at least 48 hours (excluding Saturdays, Sundays and holidays) before the time that the Meeting is to be reconvened after any adjournment of the Meeting.

Voting by mail: Computershare Trust Company, Inc. 350 Indiana Street, Suite 800 Golden, CO 80401 Fax: 303-262-0700

CW892512.2